Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2012 November 1, 2012

Supplemental Financial Information – Unaudited November 1, 2012

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	8

Condensed Consolidated Balance Sheets Q3 2012 – Q3 2011	9

Consolidated Statements of Operations and Comprehensive Income (Loss) Q3 & YTD 2012/2011	11

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q3 & YTD 2012/2011	12

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q3 & YTD 2012/2011	13

Pro Forma Consolidated Statements of Operations Q3 2012 – Q2 2011	14

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2012	15

Earnings Guidance for Q4 and FY 2012	16

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q4 & FY 2012	18

CAPITALIZATION	19

Comparative Capitalization Q3 2012 – Q3 2011	20

Consolidated Debt Summary Schedule	21

Consolidated Amortization and Debt Maturity Schedule	22

PROPERTY-LEVEL DATA	23

Supplemental Financial Information – Unaudited November 1, 2012

PROPERTY-LEVEL OPERATING STATISTICS	25

Q1 2012/2011	26

Q2 2012/2011	27

Q3 2012/2011	28

YTD Q3 2012/2011	29

Q4 2011	30

FY 2011/2010	31

OPERATING STATISTICS BY BRAND & GEOGRAPHY	32

Comparable Portfolio Operating Statistics by Brand Q3 & YTD 2012/2011	33

Pro Forma Portfolio Property-Level YTD Q3 2012 EBITDA Contribution by Brand	34

Comparable Portfolio Operating Statistics by Region Q3 & YTD 2012/2011	35

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	36

Property-Level EBITDA Q3 & YTD 2012/2011	37

Property-Level EBITDA Margins Q3 & YTD 2012/2011	38

APPENDIX	39

Reconciliations of Pro Forma Net Income (Loss) to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	40

Property-Level EBITDA Reconciliations	58

2013 Marriott Accounting Conversion	74

Supplemental Financial Information – Unaudited November 1, 2012

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited November 1, 2012

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of November 1, 2012, has interests in 30 hotels held for investment comprised of 12,854 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are generally operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner.  Our values include transparency, trust, ethical conduct, communication and discipline.  We seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
President & Chief Executive Officer
(949) 382-3012

John Arabia
Executive Vice President of Corporate Strategy & Chief Financial Officer
(949) 382-3008

Bryan Giglia
Senior Vice President – Corporate Finance
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited November 1, 2012

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a prolonged U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of November 1, 2012, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited November 1, 2012

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable hotel EBITDA and comparable hotel EBITDA margin.

EBITDA represents net income (loss) excluding: non-controlling interests; interest expense; provision for income taxes, including income taxes applicable to sale of assets; and depreciation and amortization. In addition, we have presented Adjusted EBITDA, which includes EBITDA but excludes: amortization of deferred stock compensation; the impact of any gain or loss from asset sales; impairment charges; prior year property tax and other adjustments; and any other adjustments we have identified in this presentation. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of net income (loss) and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 12 and in the Appendix of this supplemental package.  We believe comparable hotel EBITDA and comparable hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs) and real estate-related impairment losses, and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which includes FFO but excludes penalties, written-off deferred financing costs, non-real estate-related impairment losses and any other adjustments we have identified in this presentation. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of net income (loss) and pro forma net income (loss) to FFO and Adjusted FFO are set forth on page 13 and in the Appendix of this supplemental package.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited November 1, 2012

Our 30 comparable hotels include all hotels in which the Company has interests as of September 30, 2012, and also includes prior ownership results as applicable in 2011 and 2012 for the Doubletree Guest Suites Times Square acquired by the Company in January 2011, the JW Marriott New Orleans acquired by the Company in February 2011, the Hilton San Diego Bayfront acquired by the Company in April 2011, the Hyatt Chicago Magnificent Mile acquired by the Company in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company in July 2012.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited November 1, 2012

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information – Unaudited November 1, 2012

Condensed Consolidated Balance Sheets

Q3 2012 – Q3 2011

(In thousands)	September 30, 2012 (1)	June 30, 2012 (2)	March 31, 2012 (3)	December 31, 2011 (4)	September 30, 2011 (5)

Assets
Investment in hotel properties:
Land	$268,093	$262,009	$265,108	$265,108	$265,108
Buildings & improvements	2,687,110	2,710,028	2,646,951	2,639,867	2,621,142
Furniture, fixtures, & equipment	351,014	352,567	348,308	342,880	337,673
Other	201,826	200,824	193,507	187,591	192,249
	3,508,043	3,525,428	3,453,874	3,435,446	3,416,172
Less accumulated depreciation & amortization	(707,361)	(715,019)	(692,868)	(657,620)	(622,272)
	2,800,682	2,810,409	2,761,006	2,777,826	2,793,900

Other real estate investments:
Land	1,600	2,768	2,768	2,768	2,768
Buildings & improvements	8,193	9,503	9,503	9,481	9,397
Furniture, fixtures, & equipment	6,586	6,078	5,928	5,904	5,494
Other	337	729	305	250	600

Less accumulated depreciation	(6,861)	(7,021)	(6,781)	(6,544)	(6,314)
	9,855	12,057	11,723	11,859	11,945

Other assets, net	52,394	45,793	45,563	47,702	124,259

Current assets:
Cash and cash equivalents	164,469	204,549	126,199	150,533	159,974
Restricted cash	76,790	73,306	71,991	67,898	63,767
Other current assets, net	40,752	90,290	48,249	45,422	55,711

Total assets	$3,144,942	$3,236,404	$3,064,731	$3,101,240	$3,209,556

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited November 1, 2012

Condensed Consolidated Balance Sheets

Q3 2012 – Q3 2011 (cont.)

(In thousands)	September 30, 2012 (1)	June 30, 2012 (2)	March 31, 2012 (3)	December 31, 2011 (4)	September 30, 2011 (5)

Liabilities
Current liabilities:
Current portion of notes payable	$19,849	$21,448	$54,141	$53,935	$324,279
Exchangeable senior notes, less discount (6)	57,730	57,464	57,205	-	-
Other current liabilities	101,909	145,717	85,830	92,846	104,116
Total current liabilities	179,488	224,629	197,176	146,781	428,395

Notes payable, less current portion	1,318,102	1,396,980	1,449,246	1,455,177	1,280,927
Exchangeable senior notes, less discount (6)	-	-	-	61,365	61,095
Capital lease obligations, less current portion	15,630	15,636	-	-	-
Other liabilities	14,789	13,810	13,284	12,623	12,295

Total liabilities	1,528,009	1,651,055	1,659,706	1,675,946	1,782,712

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	176,250	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,352	1,352	1,176	1,173	1,173

Additional paid in capital	1,492,528	1,491,639	1,313,581	1,312,566	1,311,918
Retained earnings	147,329	108,600	97,052	110,580	103,091
Cumulative dividends	(467,707)	(460,270)	(452,833)	(445,396)	(437,959)
Accumulated other comprehensive loss	(4,740)	(4,799)	(4,916)	(4,916)	(3,137)
Total stockholders’ equity	1,460,012	1,427,772	1,245,310	1,265,257	1,266,336
Non-controlling interest in consolidated joint ventures	56,921	57,577	59,715	60,037	60,508

Total equity	1,516,933	1,485,349	1,305,025	1,325,294	1,326,844

Total liabilities and equity	$3,144,942	$3,236,404	$3,064,731	$3,101,240	$3,209,556

(1) As presented on Form 10-Q to be filed in November 2012.

(2) As presented on Form 10-Q filed August 7, 2012.

(3) As presented on Form 10-Q filed May 3, 2012.

(4) As presented on Form 10-K filed February 28, 2012.

(5) As presented on Form 10-Q filed November 9, 2011.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited November 1, 2012

Consolidated Statements of Operations and Comprehensive Income (Loss) Q3 & YTD 2012/2011

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2012	2011	2012	2011

Revenues
Room	$156,725	$139,824	$443,022	$380,826
Food and beverage	46,191	40,920	148,574	124,838
Other operating	18,163	16,743	51,243	45,454
Total revenues	221,079	197,487	642,839	551,118
Operating expenses
Room	39,911	35,325	112,566	96,160
Food and beverage	34,616	32,366	104,426	93,165
Other operating	6,986	6,506	20,074	18,112
Advertising and promotion	10,740	9,669	31,760	27,250
Repairs and maintenance	8,299	7,775	24,561	22,094
Utilities	7,686	7,867	21,039	20,914
Franchise costs	8,306	7,282	22,443	19,046
Property tax, ground lease and insurance	18,102	16,484	52,237	43,641
Property general and administrative	24,493	22,881	73,202	64,595
Corporate overhead	6,148	6,852	18,975	20,771
Depreciation and amortization	36,529	32,490	102,899	88,241
Impairment loss	-	10,862	-	10,862
Total operating expenses	201,816	196,359	584,182	524,851
Operating income	19,263	1,128	58,657	26,267
Equity in earnings of unconsolidated joint ventures	-	-	-	21
Interest and other income	18	1,543	155	2,970
Interest expense	(19,709)	(20,021)	(59,309)	(55,449)
Loss on extinguishment of debt	-	-	(191)	-
Gain on remeasurement of equity interests	-	-	-	69,230
Income (loss) from continuing operations	(428)	(17,350)	(688)	43,039
Income from discontinued operations	39,984	797	39,131	30,672
Net income (loss)	39,556	(16,553)	38,443	73,711
(Income) loss from consolidated joint venture attributable to non-controlling interest	(827)	31	(1,694)	(213)
Distributions to non-controlling interest	(8)	(8)	(24)	(22)
Preferred stock dividends	(7,437)	(7,437)	(22,311)	(19,884)
Undistributed income allocated to unvested restricted stock compensation	(352)	-	(162)	(638)
Income available (loss attributable) to common stockholders	$30,932	$(23,967)	$14,252	$52,954

Comprehensive income (loss)	$39,615	$(16,553)	$38,619	$73,711

Basic per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.07)	$(0.21)	$(0.20)	$0.19
Income from discontinued operations	0.30	0.01	0.31	0.26
Basic income available (loss attributable) to common stockholders per common share	$0.23	$(0.20)	$0.11	$0.45

Diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.07)	$(0.21)	$(0.20)	$0.19
Income from discontinued operations	0.30	0.01	0.31	0.26
Diluted income available (loss attributable) to common stockholders per common share	$0.23	$(0.20)	$0.11	$0.45

Weighted average common shares outstanding:
Basic	135,236	117,254	124,271	117,186
Diluted	135,236	117,254	124,271	117,186

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q3 & YTD 2012/2011

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2012	2011	2012	2011

Net income (loss)	$39,556	$(16,553)	$38,443	$73,711
Operations held for investment:
Depreciation and amortization	36,529	32,490	102,899	88,241
Amortization of lease intangibles	1,120	1,028	3,176	2,950
Interest expense	18,417	17,841	55,095	50,351
Amortization of deferred financing fees	929	823	2,825	2,215
Write-off of deferred financing fees	-	-	3	-
Non-cash interest related to discount on Senior Notes	267	270	791	792
Non-cash interest related to loss on derivatives	96	1,087	595	2,091
Non-controlling interests:
(Income) loss from consolidated joint venture attributable to non-controlling interest	(827)	31	(1,694)	(213)
Depreciation and amortization	(1,422)	(1,414)	(4,261)	(2,598)
Interest expense	(566)	(549)	(1,703)	(1,005)
Amortization of deferred financing fees	(56)	(56)	(168)	(103)
Non-cash interest related to loss on derivative	-	(4)	(1)	(32)
Unconsolidated joint ventures:
Depreciation and amortization	-	-	-	3
Discontinued operations:
Depreciation and amortization	977	1,686	4,651	6,767
Amortization of lease intangibles	-	7	14	21
Interest expense	1,237	1,912	4,663	5,702
Amortization of deferred financing fees	13	20	46	59
Write-off of deferred financing fees	185	-	185	-
EBITDA	96,455	38,619	205,559	228,952

Operations held for investment:
Amortization of deferred stock compensation	812	697	2,654	2,170
Non-cash straightline lease expense	694	696	2,083	1,702
Capital lease obligation interest - cash ground rent	(351)	-	(468)	-
(Gain) loss on sale of assets	33	(17)	22	(73)
Loss on extinguishment of debt	-	-	191	-
Gain on remeasurement of equity interests	-	-	-	(69,230)
Lawsuit settlement costs, net	-	1,620	110	1,620
Closing costs - completed acquisitions	590	-	1,965	3,372
Prior year property tax and CAM adjustments, net	(440)	-	621	-
Hotel laundry closing costs	424	-	424	-
Impairment loss	-	10,862	-	10,862
Non-controlling interests:
Non-cash straightline lease expense	(113)	(114)	(339)	(243)
Prior year property tax adjustments, net	63	-	(202)	-
Unconsolidated joint ventures:
Amortization of deferred stock compensation	-	-	-	2
Discontinued operations:
(Gain) loss on sale of assets	(38,115)	52	(38,292)	(13,966)
Impairment loss	-	-	-	1,495
Gain on extinguishment of debt	-	-	-	(18,145)
	(36,403)	13,796	(31,231)	(80,434)

Adjusted EBITDA	$60,052	$52,415	$174,328	$148,518

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q3 & YTD 2012/2011

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2012	2011	2012	2011

Net income (loss)	$39,556	$(16,553)	$38,443	$73,711
Preferred stock dividends	(7,437)	(7,437)	(22,311)	(19,884)
Operations held for investment:
Real estate depreciation and amortization	36,230	32,196	101,994	87,370
Amortization of lease intangibles	1,120	1,028	3,176	2,950
(Gain) loss on sale of assets	33	(17)	22	(73)
Non-controlling interests:
(Income) loss from consolidated joint venture attributable to non-controlling interest	(827)	31	(1,694)	(213)
Real estate depreciation and amortization	(1,422)	(1,414)	(4,261)	(2,598)
Discontinued operations:
Real estate depreciation and amortization	977	1,686	4,651	6,767
Amortization of lease intangibles	-	7	14	21
(Gain) loss on sale of assets	(38,115)	52	(38,292)	(13,966)
FFO	30,115	9,579	81,742	134,085

Operations held for investment:
Non-cash straightline lease expense	694	696	2,083	1,702
Write-off of deferred financing fees	-	-	3	-
Non-cash interest related to loss on derivatives	96	1,087	595	2,091
Loss on extinguishment of debt	-	-	191	-
Gain on remeasurement of equity interests	-	-	-	(69,230)
Lawsuit settlement costs, net	-	1,620	110	1,620
Closing costs - completed acquisitions	590	-	1,965	3,372
Prior year property tax and CAM adjustments, net	(440)	-	621	-
Hotel laundry closing costs	424	-	424	-
Impairment loss	-	10,862	-	10,862
Non-controlling interests:
Non-cash straightline lease expense	(113)	(114)	(339)	(243)
Non-cash interest related to loss on derivative	-	(4)	(1)	(32)
Prior year property tax adjustments, net	63	-	(202)	-
Discontinued operations:
Write-off of deferred financing fees	185	-	185	-
Impairment loss	-	-	-	1,495
Gain on extinguishment of debt	-	-	-	(18,145)
	1,499	14,147	5,635	(66,508)

Adjusted FFO	$31,614	$23,726	$87,377	$67,577

FFO per diluted share	$0.22	$0.08	$0.66	$1.14

Adjusted FFO per diluted share	$0.23	$0.20	$0.70	$0.58

Basic weighted average shares outstanding	135,236	117,254	124,271	117,186
Shares associated with unvested restricted stock awards	318	-	235	82
Diluted weighted average shares outstanding (1)	135,554	117,254	124,506	117,268

(1) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.  On an “as-converted” basis, FFO per diluted share is $0.23 and $0.09, respectively, for the three months ended September 30, 2012 and 2011, and $0.67 and $1.14, respectively, for the nine months ended September 30, 2012 and 2011. On an “as-converted” basis,  Adjusted FFO per diluted share is $0.24 and $0.21, respectively, for the three months ended September 30, 2012 and 2011, and $0.71 and $0.59, respectively, for the nine months ended September 30, 2012 and 2011.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited November 1, 2012

Pro Forma Consolidated Statements of Operations Q3 2012 – Q2 2011

	Three Months Ended (1)
(Unaudited and in thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2012	2012	2012	2011	2011	2011
Revenues
Room	$157,530	$166,849	$133,848	$164,558	$149,587	$154,509
Food and beverage	46,250	55,246	49,227	58,741	42,631	50,974
Other operating	18,212	17,353	16,724	17,918	17,431	17,085

Total revenues	221,992	239,448	199,799	241,217	209,649	222,568

Operating Expenses
Room	40,154	39,349	37,128	41,167	37,505	36,444
Food and beverage	34,671	36,301	34,870	40,049	33,277	35,428
Other expenses	84,860	86,910	82,009	91,152	82,851	80,276
Corporate overhead	6,148	7,604	5,223	4,800	6,852	6,280
Depreciation and amortization	36,529	35,879	36,022	36,239	35,550	35,020
Impairment loss	-	-	-	-	10,862	-

Total operating expenses	202,362	206,043	195,252	213,407	206,897	193,448

Operating Income	19,630	33,405	4,547	27,810	2,752	29,120

Interest income and other income	18	74	63	55	163	59
Interest expense	(19,709)	(20,065)	(20,120)	(20,826)	(20,372)	(20,056)
Loss on extinguishment of debt	-	-	(191)	-	-	-

Income (loss) from continuing operations	(61)	13,414	(15,701)	7,039	(17,457)	9,123
Income (loss) from discontinued operations	39,984	(299)	(554)	923	797	30,134

Net Income (Loss)	$39,923	$13,115	$(16,255)	$7,962	$(16,660)	$39,257

Adjusted EBITDA (2)	$56,138	$71,551	$40,112	$63,935	$51,004	$64,755

(1)           Includes the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio held for investment by the Company as of September 30, 2012. Also includes the Series D preferred stock offering completed in April 2011.  Excludes interest income on the $90.0 million Royal Palm mortgage-secured purchase money loan due to the loan’s sale in October 2011.

(2)           Pro Forma Adjusted EBITDA reconciliations can be found  in the Appendix of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited November 1, 2012

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2012

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2012	Page 15

Supplemental Financial Information – Unaudited November 1, 2012

Earnings Guidance for Q4 and FY 2012

The Company is providing guidance at this time but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the Company’s anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance includes the Company’s ownership period for all 2012 acquisitions and dispositions, as well as preliminary expected disruption resulting from Hurricane Sandy subject to further review, and does not take into account the impact of any future hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or financings during 2012.  Assuming no additional capital transactions are completed in 2012, the Company expects to apply net operating loss carryforwards to reduce taxable income in 2012.  The application of the net operating loss carryforwards is viewed as a non-recurring event and therefore the Company has treated any state and federal taxes associated with the application of net operating loss carryforwards as a one-time expense and added them back to Adjusted EBITDA and Adjusted FFO.

For the fourth quarter of 2012, the Company expects:

Metric	Quarter Ended December 31, 2012 Guidance
Comparable Hotel RevPAR	+1.5% - 3.0%
Net Income (Loss) ($ millions) (1)	$(1) - $4
Adjusted EBITDA ($ millions)	$58 - $63
Adjusted FFO ($ millions)	$31-$36
Adjusted FFO per diluted share	$0.23 - $0.27
Diluted Weighted Average Shares Outstanding	135,700,000

(1) Reflects net income adjusted for the impact of income tax expense associated with the application of net operating loss carryforwards.

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2012	Page 16

Supplemental Financial Information – Unaudited November 1, 2012

Earnings Guidance for Q4 and FY 2012

For the full year 2012, the Company expects:

Metric	Prior 2012 FY Guidance (1)	Impact of Dispositions (2)	Adjusted Prior 2012 FY Guidance	Current 2012 FY Guidance (Prior to Hurricane Sandy Impact)	Change to Adjusted Prior Guidance Midpoint	Current 2012 FY Guidance (Including Current Estimate of Hurricane Sandy Impact)	Change to Adjusted Prior Guidance Midpoint
Comparable Hotel RevPAR	+5% - 7%		+5% - 7%	+5% - 5.5%	(0.75%)	+4.5% - 5.0%	(1.25%)
Net Income ($ millions) (3)	$15 - $22	($0.1)	$15 - $22	$11 - $14	($6.0)	$7 - $12	($9.0)
Adjusted EBITDA ($ millions)	$239 - $245	($3.0)	$236 - $242	$236 - $239	($1.5)	$232 - $237	($4.5)
Adjusted FFO ($ millions)	$123 - $130	($1.8)	$121 - $128	$122 - $125	($1.0)	$118 - $123	($4.0)
Adjusted FFO per diluted share	$0.97 - $1.02	($0.01)	$0.96 - $1.01	$0.96 - $0.98	($0.02)	$0.93 - $0.97	($0.04)
Diluted Weighted Average Shares Outstanding	127,900,000		127,900,000	127,500,000	(400,000)	127,500,000	(400,000)

(1) Reflects guidance presented on August 2, 2012.

(2) Reflects supplemental financial data presented in the transaction press release dated September 10, 2012.

(3) Reflects net income adjusted for the impact of income tax expense associated with the application of net operating loss carryforwards.

Fourth-quarter and full-year 2012 guidance includes the following assumptions:

•

Full-year capital investment of $85 to $100 million, including the $25 million renovation of the Renaissance Washington DC. Hotel revenue disruption of $3 to $5 million related to renovation projects, with approximately $2 million of hotel revenue renovation disruption in the fourth quarter.

•	Fourth-quarter RevPAR guidance assumes that hotel revenue renovation disruption will negatively impact fourth-quarter RevPAR growth by 50 to 75 basis points.
•

Hotel revenue and EBITDA disruption of $3 to $4 million and $2 to $4 million, respectively, for the fourth-quarter and full-year related to Hurricane Sandy, resulting in a reduction to fourth-quarter and full-year RevPAR growth of 100 to 150 basis points and 30 to 60 basis points, respectively.

•	Full-year comparable Hotel EBITDA Margins to increase by 50 to 100 basis points, which includes the impact of renovation displacement and Hurricane Sandy disruption.
•	Full-year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of $19 to $20 million.
•	Full-year interest expense of approximately $80 to $82 million, including $4 million in amortization of deferred financing fees.
•	Full-year preferred dividends (Series A, C and D) of approximately $30 million.

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2012	Page 17

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO
Q4 & FY 2012

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2012		December 31, 2012
	Low	High	Low	High

Net income (loss) (1)	$(420)	$4,380	$6,550	$12,250
Depreciation and amortization	37,000	37,000	140,000	140,000
Amortization of lease intangibles	1,200	1,200	4,300	4,300
Interest expense	17,770	17,770	78,000	78,000
Amortization of deferred financing fees	1,000	1,000	3,700	3,700
Non-controlling interests	(2,200)	(2,500)	(9,000)	(10,200)
Non-cash interest related to discount on Senior Notes	300	300	1,000	1,000
Amortization of deferred stock compensation	900	900	3,400	3,400
Income tax expense associated with the application of net operating loss carryforwards	2,000	2,500	2,000	2,500
Capital lease obligation interest - cash ground rent	(300)	(300)	(950)	(950)
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted EBITDA	$58,000	$63,000	$232,000	$237,000

Reconciliation of Net Income (Loss) to Adjusted FFO

Net income (loss) (1)	$(420)	$4,380	$6,550	$12,250
Preferred stock dividends	(7,500)	(7,500)	(30,000)	(30,000)
Real estate depreciation and amortization	36,700	36,700	138,900	138,900
Non-controlling interests	(1,700)	(2,000)	(6,300)	(7,500)
Amortization of lease intangibles	1,200	1,200	4,300	4,300
Income tax expense associated with the application of net operating loss carryforwards	2,000	2,500	2,000	2,500
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted FFO	$31,030	$36,030	$118,450	$123,450

Adjusted FFO per diluted share	$0.23	$0.27	$0.93	$0.97

Diluted weighted average shares outstanding	135,700	135,700	127,500	127,500

(1) Reflects net income adjusted for the impact of income tax expense associated with the application of net operating loss carryforwards.

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2012	Page 18

Supplemental Financial Information – Unaudited November 1, 2012

CAPITALIZATION

CAPITALIZATION	Page 19

Supplemental Financial Information – Unaudited November 1, 2012

Comparative Capitalization
Q3 2012 – Q3 2011

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(In thousands, except per share data)	2012	2012	2012	2011	2011

Common Share Price & Dividends
At the end of the quarter	$11.00	$10.99	$9.74	$8.15	$5.69
High during quarter ended	$11.70	$10.99	$10.00	$8.15	$10.03
Low during quarter ended	$9.68	$9.27	$8.06	$5.07	$5.10
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	136,777	136,783	119,108	118,672	118,672
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	136,777	136,783	119,108	118,672	118,672

Capitalization
Market value of common equity	$1,504,547	$1,503,245	$1,160,112	$967,177	$675,244
Liquidation value of preferred equity - Series A	176,250	176,250	176,250	176,250	176,250
Liquidation value of preferred equity - Series C	100,000	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (2)	1,395,951	1,476,428	1,529,131	1,567,112	1,577,706
Consolidated total capitalization	3,291,748	3,370,923	3,080,493	2,925,539	2,644,200

Non-controlling interest in consolidated debt	(58,878)	(59,072)	(59,263)	(59,452)	(59,637)
Pro rata total capitalization	$3,232,870	$3,311,851	$3,021,230	$2,866,087	$2,584,563

Consolidated debt to total capitalization	42.4%	43.8%	49.6%	53.6%	59.7%
Pro rata debt to pro rata total capitalization	41.4%	42.8%	48.7%	52.6%	58.7%
Consolidated debt and preferred equity to total capitalization	54.3%	55.4%	62.3%	66.9%	74.5%
Pro rata debt and preferred equity to total capitalization	53.5%	54.6%	61.6%	66.3%	73.9%

(1)	Reflects shares outstanding at respective dates.

(2)

Consolidated debt at June 30, 2012 does not include debt secured by the Marriott Del Mar, which was classified as held for sale and included in discontinued operations as of June 30, 2012 due to its sale in August 2012. Consolidated debt at March 31, 2012 includes the effects of the Company’s repayment of the remaining balance on its $32.2 million non-recourse mortgage secured by the Renaissance Long Beach in April 2012.  Consolidated debt at December 31, 2011 includes the effects of the Company’s repurchase of $4.5 million of its exchangeable senior notes in February 2012. Consolidated debt at September 30, 2011 includes the effects of the Company’s refinancing of the $270.0 million loan secured by interests in the Doubletree Guest Suites Times Square with a new $180.0 million seven-year non-recourse mortgage in October 2011.

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited November 1, 2012

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2012	Subsequent	November 1, 2012	Full Year 2012	Balance At

Debt	Collateral	Spread	Date	Balance	Principal Repayments (1)	Balance	Principal Amortization	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Rochester commercial laundry facility	9.88%	6/1/2013	$755	$-	$755	$1,044	$-
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	22,424	-	22,424	607	20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,618	-	14,618	396	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	26,486	-	26,486	717	24,385
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	43,757	-	43,757	1,185	40,285
Secured Mortgage Debt	Kahler Grand	5.34%	5/1/2015	26,974	-	26,974	730	24,834
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	40,811	-	40,811	773	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	96,505	-	96,505	2,882	84,919
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,443	-	32,443	483	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	80,669	-	80,669	1,939	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	72,957	-	72,957	1,300	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000	-	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	68,965	-	68,965	729	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	90,062	-	90,062	1,263	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	129,013	-	129,013	1,951	106,580
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	58,000	-	58,000	-	58,000
Total Fixed Rate Debt				980,439	-	980,439	15,999	893,664
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	235,512	-	235,512	3,067	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	-	180,000	-	167,498
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-	-	-	-
Total Variable Rate Debt				415,512	-	415,512	3,067	390,506

TOTAL CONSOLIDATED DEBT				$1,395,951	$-	$1,395,951	$19,066	$1,284,170

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				70.2%		70.2%
% Floating Rate Debt				29.8%		29.8%
Average Interest Rate (2)				4.97%		4.97%
Weighted Average Maturity of Debt				5.3 years		5.3 years (3)

(1) Subsequent Principal Repayments exclude scheduled loan amortization payments on the Company’s  debt.

(2) Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at September 30, 2012 and includes the effect of the Company’s interest rate derivative agreements.

(3) Assumes the $58.0 million in outstanding exchangeable senior notes remain outstanding to maturity. If the exchangeable senior notes were redeemed upon the first put date of January 15, 2013, the weighted average maturity would be approximately 4.7 years.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited November 1, 2012

Consolidated Amortization and Debt Maturity Schedule

as of September 30, 2012

(1)      Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2012 pro rata total capitalization as presented on page 20.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited November 1, 2012

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 23

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Data

	Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.26%	75%	Leasehold	2071	2011
2	Renaissance Washington DC	Washington DC	Marriott	807	6.28%	100%	Fee Simple		2005
3	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	6.08%	100%	Fee Simple		2005
4	Kahler Grand	Minnesota	Independent	660	5.13%	100%	Fee Simple		1999
5	Renaissance Harborplace	Maryland	Marriott	622	4.84%	100%	Leasehold	2085	2005
6	Renaissance Los Angeles Airport	California	Marriott	499	3.88%	100%	Fee Simple		2007
7	JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.86%	100%	Leasehold	2044 / 2081	2011
8	Hilton North Houston	Texas	Hilton	480	3.73%	100%	Fee Simple		2002
9	Marriott Quincy	Massachusettes	Marriott	464	3.61%	100%	Fee Simple		2007
10	Doubletree Guest Suites Times Square	New York	Hilton	460	3.58%	100%	Leasehold	2127	2011
11	Hilton Times Square	New York	Hilton	460	3.58%	100%	Leasehold	2091	2006
12	Fairmont Newport Beach	California	Fairmont	444	3.45%	100%	Leasehold	2082	2005
13	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	417	3.24%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusettes	Marriott	412	3.21%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	403	3.14%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	3.08%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	3.03%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.91%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.86%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.78%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	347	2.70%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.65%	100%	Fee Simple		2006
23	Marriott Philadephia	Pennsylvania	Marriott	289	2.25%	100%	Fee Simple		2002
24	Kahler Inn & Suites	Minnesota	Independent	271	2.11%	100%	Fee Simple		1999
25	Marriott Portland	Oregon	Marriott	249	1.94%	100%	Fee Simple		2000
26	Sheraton Cerritos	California	Starwood	203	1.58%	100%	Leasehold	2087	2005
27	Marriott Rochester	Minnesota	Marriott	202	1.57%	100%	Fee Simple		1999
28	Marriott Park City	Utah	Marriott	199	1.55%	100%	Fee Simple		1999
29	Courtyard by Marriott Los Angeles	California	Marriott	185	1.44%	100%	Leasehold	2096	1999
30	Residence Inn by Marriott Rochester	Minnesota	Marriott	89	0.69%	100%	Fee Simple		2004

	Total portfolio			12,854	100%

(1) Assumes the full exercise of all lease extensions.

(2) Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.

(3) Hotel is subject to an air rights lease that expires in 2044 and a ground lease that expires in 2081.

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited November 1, 2012

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Operating Statistics

Q1 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$211.87	$208.35	1.7%	79.6%	80.1%	-0.6%	$168.65	$166.89	1.1%
2	Renaissance Washington DC	202.54	212.98	-4.9%	62.3%	71.8%	-13.2%	126.18	152.92	-17.5%
3	Renaissance Orlando at SeaWorld ®	151.62	158.16	-4.1%	79.3%	76.3%	3.9%	120.23	120.68	-0.4%
4	Kahler Grand	115.89	112.11	3.4%	54.1%	54.1%	0.0%	62.70	60.65	3.4%
5	Renaissance Harborplace	140.17	150.61	-6.9%	60.6%	58.5%	3.6%	84.94	88.11	-3.6%
6	Renaissance Los Angeles Airport	115.13	113.46	1.5%	85.4%	79.4%	7.6%	98.32	90.09	9.1%
7	JW Marriott New Orleans (1)	182.86	174.55	4.8%	84.2%	77.5%	8.6%	153.97	135.28	13.8%
8	Hilton North Houston	106.79	101.25	5.5%	79.6%	76.0%	4.7%	85.00	76.95	10.5%
9	Marriott Quincy	146.66	146.53	0.1%	58.0%	45.5%	27.5%	85.06	66.67	27.6%
10	Doubletree Guest Suites Times Square (1)	243.29	237.25	2.5%	95.8%	92.3%	3.8%	233.07	218.98	6.4%
11	Hilton Times Square	226.66	231.02	-1.9%	96.3%	84.9%	13.4%	218.27	196.14	11.3%
12	Fairmont Newport Beach	133.51	126.68	5.4%	70.4%	76.8%	-8.3%	93.99	97.29	-3.4%
13	Hyatt Chicago Magnificent Mile (1)	110.67	104.27	6.1%	65.1%	58.4%	11.5%	72.05	60.89	18.3%
14	Marriott Boston Long Wharf	197.54	186.21	6.1%	81.7%	72.2%	13.2%	161.39	134.44	20.0%
15	Hyatt Regency Newport Beach	120.39	121.46	-0.9%	85.0%	80.7%	5.3%	102.33	98.02	4.4%
16	Marriott Tysons Corner	174.75	178.54	-2.1%	60.2%	52.8%	14.0%	105.20	94.27	11.6%
17	Marriott Houston	100.76	97.76	3.1%	76.3%	56.3%	35.5%	76.88	55.04	39.7%
18	Renaissance Long Beach	138.76	157.50	-11.9%	76.7%	69.4%	10.5%	106.43	109.31	-2.6%
19	Embassy Suites Chicago	146.98	134.23	9.5%	62.2%	61.8%	0.6%	91.42	82.95	10.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	118.96	115.00	3.4%	71.6%	63.1%	13.5%	85.18	72.57	17.4%
21	Renaissance Westchester	119.77	147.96	-19.1%	71.6%	51.7%	38.5%	85.76	76.50	12.1%
22	Embassy Suites La Jolla	153.84	150.26	2.4%	74.1%	75.7%	-2.1%	114.00	113.75	0.2%
23	Marriott Philadelphia	166.20	161.38	3.0%	60.1%	57.4%	4.7%	99.89	92.63	7.8%
24	Kahler Inn & Suites	113.42	104.65	8.4%	67.8%	63.7%	6.4%	76.90	66.66	15.4%
25	Marriott Portland	126.81	121.27	4.6%	76.3%	69.7%	9.5%	96.76	84.53	14.5%
26	Sheraton Cerritos	115.42	116.76	-1.1%	90.1%	66.9%	34.7%	103.99	78.11	33.1%
27	Marriott Rochester	192.84	197.56	-2.4%	61.5%	52.8%	16.5%	118.60	104.31	13.7%
28	Marriott Park City	218.53	210.17	4.0%	81.7%	88.2%	-7.4%	178.54	185.37	-3.7%
29	Courtyard by Marriott Los Angeles	137.96	134.51	2.6%	95.2%	78.6%	21.1%	131.34	105.72	24.2%
30	Residence Inn by Marriott Rochester	138.38	126.03	9.8%	75.2%	88.2%	-14.7%	104.06	111.16	-6.4%

	Comparable Portfolio	$159.19	$160.11	-0.6%	74.1%	69.8%	6.2%	$117.96	$111.76	5.5%

(1)          Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Operating Statistics

Q2 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$213.47	$188.63	13.2%	81.3%	79.6%	2.1%	$173.55	$150.15	15.6%
2	Renaissance Washington DC	224.54	224.16	0.2%	85.1%	83.8%	1.6%	191.08	187.85	1.7%
3	Renaissance Orlando at SeaWorld ®	144.27	128.53	12.2%	77.9%	70.9%	9.9%	112.39	91.13	23.3%
4	Kahler Grand	112.89	123.21	-8.4%	58.7%	58.5%	0.3%	66.27	72.08	-8.1%
5	Renaissance Harborplace	171.12	183.21	-6.6%	81.6%	75.5%	8.1%	139.63	138.32	0.9%
6	Renaissance Los Angeles Airport	119.46	110.98	7.6%	80.0%	80.4%	-0.5%	95.57	89.23	7.1%
7	JW Marriott New Orleans	188.44	173.28	8.7%	86.2%	86.3%	-0.1%	162.44	149.54	8.6%
8	Hilton North Houston	100.69	106.58	-5.5%	83.9%	68.5%	22.5%	84.48	73.01	15.7%
9	Marriott Quincy	149.28	145.04	2.9%	82.1%	74.3%	10.5%	122.56	107.76	13.7%
10	Doubletree Guest Suites Times Square	364.81	349.79	4.3%	98.8%	98.3%	0.5%	360.43	343.84	4.8%
11	Hilton Times Square	318.75	298.08	6.9%	98.3%	95.4%	3.0%	313.33	284.37	10.2%
12	Fairmont Newport Beach	129.31	127.19	1.7%	79.6%	80.8%	-1.5%	102.93	102.77	0.2%
13	Hyatt Chicago Magnificent Mile (1)	172.94	165.36	4.6%	82.7%	86.6%	-4.5%	143.02	143.20	-0.1%
14	Marriott Boston Long Wharf	281.48	260.10	8.2%	89.8%	89.0%	0.9%	252.77	231.49	9.2%
15	Hyatt Regency Newport Beach	131.69	123.35	6.8%	88.0%	87.4%	0.7%	115.89	107.81	7.5%
16	Marriott Tysons Corner	170.25	170.75	-0.3%	75.3%	79.5%	-5.3%	128.20	135.75	-5.6%
17	Marriott Houston	97.59	93.81	4.0%	83.5%	75.8%	10.2%	81.49	71.11	14.6%
18	Renaissance Long Beach	144.24	136.09	6.0%	79.2%	76.7%	3.3%	114.24	104.38	9.4%
19	Embassy Suites Chicago	205.73	204.94	0.4%	87.8%	85.6%	2.6%	180.63	175.43	3.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	184.00	179.66	2.4%	91.8%	83.7%	9.7%	168.91	150.38	12.3%
21	Renaissance Westchester	136.64	141.84	-3.7%	76.5%	73.9%	3.5%	104.53	104.82	-0.3%
22	Embassy Suites La Jolla	161.08	149.78	7.5%	80.8%	81.0%	-0.2%	130.15	121.32	7.3%
23	Marriott Philadelphia	169.53	166.22	2.0%	74.3%	76.0%	-2.2%	125.96	126.33	-0.3%
24	Kahler Inn & Suites	114.15	107.19	6.5%	69.0%	60.1%	14.8%	78.76	64.42	22.3%
25	Marriott Portland	143.06	136.20	5.0%	86.3%	82.6%	4.5%	123.46	112.50	9.7%
26	Sheraton Cerritos	110.63	111.53	-0.8%	91.9%	87.8%	4.7%	101.67	97.92	3.8%
27	Marriott Rochester	208.20	210.47	-1.1%	72.9%	62.1%	17.4%	151.78	130.70	16.1%
28	Marriott Park City	102.24	96.05	6.4%	57.7%	46.5%	24.1%	58.99	44.66	32.1%
29	Courtyard by Marriott Los Angeles	143.19	127.86	12.0%	96.7%	81.6%	18.5%	138.46	104.33	32.7%
30	Residence Inn by Marriott Rochester	135.37	134.11	0.9%	80.8%	83.9%	-3.7%	109.38	112.52	-2.8%

	Comparable Portfolio	$179.62	$173.50	3.5%	81.9%	78.7%	4.1%	$147.11	$136.54	7.7%

(1)                   Includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Operating Statistics

Q3 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront	$210.32	$189.48	11.0%	84.7%	82.4%	2.8%	$178.14	$156.13	14.1%
2	Renaissance Washington DC	175.26	189.96	-7.7%	59.1%	71.0%	-16.8%	103.58	134.87	-23.2%
3	Renaissance Orlando at SeaWorld ®	115.62	106.40	8.7%	78.1%	64.8%	20.5%	90.30	68.95	31.0%
4	Kahler Grand	106.63	103.44	3.1%	60.0%	65.5%	-8.4%	63.98	67.75	-5.6%
5	Renaissance Harborplace	162.37	173.86	-6.6%	80.3%	72.7%	10.5%	130.38	126.40	3.2%
6	Renaissance Los Angeles Airport	118.35	111.03	6.6%	87.7%	87.3%	0.5%	103.79	96.93	7.1%
7	JW Marriott New Orleans	133.33	125.25	6.5%	78.4%	75.5%	3.8%	104.53	94.56	10.5%
8	Hilton North Houston	95.14	103.25	-7.9%	83.8%	55.0%	52.4%	79.73	56.79	40.4%
9	Marriott Quincy	143.30	148.01	-3.2%	83.0%	80.3%	3.4%	118.94	118.85	0.1%
10	Doubletree Guest Suites Times Square	347.69	352.68	-1.4%	98.4%	97.8%	0.6%	342.13	344.92	-0.8%
11	Hilton Times Square	296.95	300.70	-1.2%	98.6%	97.4%	1.2%	292.79	292.88	0.0%
12	Fairmont Newport Beach	141.42	142.74	-0.9%	79.9%	74.7%	7.0%	112.99	106.63	6.0%
13	Hyatt Chicago Magnificent Mile (1)	167.22	154.42	8.3%	88.8%	85.3%	4.1%	148.49	131.72	12.7%
14	Marriott Boston Long Wharf	297.27	270.70	9.8%	94.2%	89.2%	5.6%	280.03	241.46	16.0%
15	Hyatt Regency Newport Beach	145.80	146.45	-0.4%	91.4%	91.4%	0.0%	133.26	133.86	-0.4%
16	Marriott Tysons Corner	156.90	156.45	0.3%	68.9%	70.2%	-1.9%	108.10	109.83	-1.6%
17	Marriott Houston	94.62	87.39	8.3%	82.3%	71.2%	15.6%	77.87	62.22	25.2%
18	Renaissance Long Beach	123.54	118.64	4.1%	76.8%	82.3%	-6.7%	94.88	97.64	-2.8%
19	Embassy Suites Chicago	205.86	192.78	6.8%	89.1%	90.3%	-1.3%	183.42	174.08	5.4%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	179.97	170.76	5.4%	90.5%	84.0%	7.7%	162.87	143.44	13.5%
21	Renaissance Westchester	136.41	135.81	0.4%	68.9%	74.2%	-7.1%	93.99	100.77	-6.7%
22	Embassy Suites La Jolla	175.58	169.02	3.9%	85.9%	86.9%	-1.2%	150.82	146.88	2.7%
23	Marriott Philadelphia	155.42	154.95	0.3%	68.6%	70.4%	-2.6%	106.62	109.08	-2.3%
24	Kahler Inn & Suites	115.78	109.77	5.5%	65.2%	65.5%	-0.5%	75.49	71.90	5.0%
25	Marriott Portland	165.29	146.39	12.9%	91.9%	90.0%	2.1%	151.90	131.75	15.3%
26	Sheraton Cerritos	112.70	108.79	3.6%	88.1%	91.6%	-3.8%	99.29	99.65	-0.4%
27	Marriott Rochester	206.90	206.79	0.1%	69.7%	65.6%	6.2%	144.21	135.65	6.3%
28	Marriott Park City	107.57	100.94	6.6%	67.3%	67.1%	0.3%	72.39	67.73	6.9%
29	Courtyard by Marriott Los Angeles	147.85	134.91	9.6%	95.1%	95.3%	-0.2%	140.61	128.57	9.4%
30	Residence Inn by Marriott Rochester	140.14	141.69	-1.1%	75.2%	74.5%	0.9%	105.39	105.56	-0.2%

	Comparable Portfolio	$171.02	$167.55	2.1%	80.7%	78.4%	2.9%	$138.01	$131.36	5.1%

(1)      Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Operating Statistics

YTD Q3 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance

1	Hilton San Diego Bayfront (1)	$211.86	$195.37	8.4%	81.9%	80.7%	1.5%	$173.51	$157.66	10.1%
2	Renaissance Washington DC	203.80	209.90	-2.9%	68.8%	75.5%	-8.9%	140.21	158.47	-11.5%
3	Renaissance Orlando at SeaWorld ®	137.24	132.43	3.6%	78.4%	70.7%	10.9%	107.60	93.63	14.9%
4	Kahler Grand	111.65	112.53	-0.8%	57.6%	59.4%	-3.0%	64.31	66.84	-3.8%
5	Renaissance Harborplace	159.53	170.69	-6.5%	74.2%	68.9%	7.7%	118.37	117.61	0.7%
6	Renaissance Los Angeles Airport	117.61	111.79	5.2%	84.4%	82.3%	2.6%	99.26	92.00	7.9%
7	JW Marriott New Orleans (1)	169.19	158.54	6.7%	82.9%	79.8%	3.9%	140.26	126.51	10.9%
8	Hilton North Houston	100.75	103.64	-2.8%	82.4%	66.4%	24.1%	83.02	68.82	20.6%
9	Marriott Quincy	146.38	146.57	-0.1%	74.4%	66.7%	11.5%	108.91	97.76	11.4%
10	Doubletree Guest Suites Times Square (1)	319.44	315.16	1.4%	97.7%	96.2%	1.6%	312.09	303.18	2.9%
11	Hilton Times Square	281.24	278.74	0.9%	97.8%	92.6%	5.6%	275.05	258.11	6.6%
12	Fairmont Newport Beach	134.83	132.08	2.1%	76.6%	77.4%	-1.0%	103.28	102.23	1.0%
13	Hyatt Chicago Magnificent Mile (1)	153.72	145.96	5.3%	78.9%	76.9%	2.6%	121.29	112.24	8.1%
14	Marriott Boston Long Wharf	261.25	242.57	7.7%	88.5%	83.5%	6.0%	231.21	202.55	14.2%
15	Hyatt Regency Newport Beach	132.98	130.99	1.5%	88.1%	86.6%	1.7%	117.16	113.44	3.3%
16	Marriott Tysons Corner	167.07	167.83	-0.5%	68.1%	67.5%	0.9%	113.77	113.29	0.4%
17	Marriott Houston	97.57	92.62	5.3%	80.7%	67.8%	19.0%	78.74	62.80	25.4%
18	Renaissance Long Beach	135.60	136.31	-0.5%	77.5%	76.1%	1.8%	105.09	103.73	1.3%
19	Embassy Suites Chicago	190.56	182.10	4.6%	79.8%	79.3%	0.6%	152.07	144.41	5.3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	164.29	158.91	3.4%	84.7%	77.0%	10.0%	139.15	122.36	13.7%
21	Renaissance Westchester	130.98	141.18	-7.2%	72.3%	66.6%	8.6%	94.70	94.03	0.7%
22	Embassy Suites La Jolla	164.07	156.86	4.6%	80.3%	81.2%	-1.1%	131.75	127.37	3.4%
23	Marriott Philadelphia	163.77	160.96	1.7%	67.7%	67.9%	-0.3%	110.87	109.29	1.4%
24	Kahler Inn & Suites	114.43	107.25	6.7%	67.3%	63.1%	6.7%	77.01	67.67	13.8%
25	Marriott Portland	146.29	135.78	7.7%	84.9%	80.9%	4.9%	124.20	109.85	13.1%
26	Sheraton Cerritos	112.90	111.90	0.9%	90.0%	82.2%	9.5%	101.61	91.98	10.5%
27	Marriott Rochester	203.14	205.39	-1.1%	68.0%	60.2%	13.0%	138.14	123.64	11.7%
28	Marriott Park City	149.79	147.07	1.8%	68.9%	67.2%	2.5%	103.21	98.83	4.4%
29	Courtyard by Marriott Los Angeles	143.02	132.55	7.9%	95.6%	85.3%	12.1%	136.73	113.07	20.9%
30	Residence Inn by Marriott Rochester	137.91	133.57	3.2%	77.1%	82.1%	-6.1%	106.33	109.66	-3.0%

	Comparable Portfolio	$170.29	$167.34	1.8%	78.9%	75.6%	4.4%	$134.36	$126.51	6.2%

(1)      Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Operating Statistics

Q4 2011

	Hotels sorted by number of rooms
		For the Three Months Ended December 31, 2011
		ADR	Occupancy	RevPAR
1	Hilton San Diego Bayfront	$194.89	73.5%	$143.24
2	Renaissance Washington DC	210.94	70.7%	149.13
3	Renaissance Orlando at SeaWorld ®	134.01	66.3%	88.85
4	Kahler Grand	110.84	52.5%	58.19
5	Renaissance Harborplace	163.02	68.7%	111.99
6	Renaissance Los Angeles Airport	108.87	77.8%	84.70
7	JW Marriott New Orleans	145.36	81.0%	117.74
8	Hilton North Houston	100.81	69.0%	69.56
9	Marriott Quincy	151.81	71.7%	108.85
10	Doubletree Guest Suites Times Square	435.60	97.9%	426.45
11	Hilton Times Square	344.81	98.0%	337.91
12	Fairmont Newport Beach	134.85	57.3%	77.27
13	Hyatt Chicago Magnificent Mile (1)	159.13	76.9%	122.37
14	Marriott Boston Long Wharf	249.54	82.9%	206.87
15	Hyatt Regency Newport Beach	110.28	78.2%	86.24
16	Marriott Tysons Corner	168.13	67.2%	112.98
17	Marriott Houston	93.93	61.3%	57.58
18	Renaissance Long Beach	122.42	68.5%	83.86
19	Embassy Suites Chicago	192.38	78.4%	150.83
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	167.45	79.6%	133.29
21	Renaissance Westchester	127.69	81.9%	104.58
22	Embassy Suites La Jolla	146.96	72.7%	106.84
23	Marriott Philadelphia	167.08	69.0%	115.29
24	Kahler Inn & Suites	112.04	61.0%	68.34
25	Marriott Portland	130.40	79.5%	103.67
26	Sheraton Cerritos	104.19	89.3%	93.04
27	Marriott Rochester	205.10	60.9%	124.91
28	Marriott Park City	130.24	51.2%	66.68
29	Courtyard by Marriott Los Angeles	123.49	92.8%	114.60
30	Residence Inn by Marriott Rochester	135.70	71.8%	97.43

	Comparable Portfolio	$174.29	73.0%	$127.23

(1)      Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level Operating Statistics

FY 2011/2010

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR

		For the Years Ended December 31,			For the Years Ended December 31,			For the Years Ended December 31,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Hilton San Diego Bayfront (1)	$195.26	$187.26	4.3%	78.9%	74.5%	5.9%	$154.06	$139.51	10.4%
2	Renaissance Washington DC	210.20	203.82	3.1%	74.0%	73.3%	1.0%	155.55	149.40	4.1%
3	Renaissance Orlando at SeaWorld ®	132.89	129.60	2.5%	69.3%	66.4%	4.4%	92.09	86.05	7.0%
4	Kahler Grand	112.14	110.60	1.4%	57.7%	56.6%	1.9%	64.70	62.60	3.4%
5	Renaissance Harborplace	168.34	170.74	-1.4%	68.8%	67.5%	1.9%	115.82	115.25	0.5%
6	Renaissance Los Angeles Airport	110.93	105.82	4.8%	80.9%	77.7%	4.1%	89.74	82.22	9.1%
7	JW Marriott New Orleans (1)	154.43	144.14	7.1%	80.1%	79.6%	0.6%	123.70	114.74	7.8%
8	Hilton North Houston	102.91	112.39	-8.4%	67.0%	61.9%	8.2%	68.95	69.57	-0.9%
9	Marriott Quincy	148.26	141.76	4.6%	68.2%	68.8%	-0.9%	101.11	97.53	3.7%
10	Doubletree Guest Suites Times Square (1)	345.93	323.17	7.0%	96.6%	93.5%	3.3%	334.17	302.16	10.6%
11	Hilton Times Square	296.11	282.50	4.8%	94.0%	88.0%	6.8%	278.34	248.60	12.0%
12	Fairmont Newport Beach	132.63	120.76	9.8%	72.4%	74.8%	-3.2%	96.02	90.33	6.3%
13	Hyatt Chicago Magnificent Mile (1)	149.28	145.44	2.6%	76.9%	75.9%	1.3%	114.80	110.39	4.0%
14	Marriott Boston Long Wharf	244.71	236.92	3.3%	83.3%	83.5%	-0.2%	203.84	197.83	3.0%
15	Hyatt Regency Newport Beach	126.16	118.92	6.1%	84.4%	82.6%	2.2%	106.48	98.23	8.4%
16	Marriott Tysons Corner	167.92	161.74	3.8%	67.4%	67.6%	-0.3%	113.18	109.34	3.5%
17	Marriott Houston	92.93	97.17	-4.4%	66.2%	55.3%	19.7%	61.52	53.74	14.5%
18	Renaissance Long Beach	132.34	141.33	-6.4%	73.8%	66.2%	11.5%	97.67	93.56	4.4%
19	Embassy Suites Chicago	184.67	176.51	4.6%	79.1%	72.5%	9.1%	146.07	127.97	14.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	161.12	150.32	7.2%	77.7%	77.6%	0.1%	125.19	116.65	7.3%
21	Renaissance Westchester (1)	136.41	140.36	-2.8%	71.3%	63.4%	12.5%	97.26	88.99	9.3%
22	Embassy Suites La Jolla	154.57	153.96	0.4%	79.1%	74.6%	6.0%	122.26	114.85	6.5%
23	Marriott Philadelphia	162.87	148.27	9.8%	68.3%	68.6%	-0.4%	111.24	101.71	9.4%
24	Kahler Inn & Suites	108.43	102.13	6.2%	62.6%	62.5%	0.2%	67.88	63.83	6.3%
25	Marriott Portland	134.44	127.58	5.4%	80.5%	77.7%	3.6%	108.22	99.13	9.2%
26	Sheraton Cerritos	109.83	108.05	1.6%	84.0%	76.7%	9.5%	92.26	82.87	11.3%
27	Marriott Rochester	205.31	204.61	0.3%	60.4%	63.2%	-4.4%	124.01	129.31	-4.1%
28	Marriott Park City	143.63	138.02	4.1%	63.1%	59.1%	6.8%	90.63	81.57	11.1%
29	Courtyard by Marriott Los Angeles	130.09	116.53	11.6%	87.2%	89.7%	-2.8%	113.44	104.53	8.5%
30	Residence Inn by Marriott Rochester	134.05	126.69	5.8%	79.5%	78.0%	1.9%	106.57	98.82	7.8%

	Comparable Portfolio	$169.21	$163.59	3.4%	74.9%	72.3%	3.6%	$126.74	$118.28	7.2%

(1)

Includes prior ownership results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010. Also includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 31

Supplemental Financial Information – Unaudited November 1, 2012

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited November 1, 2012

Comparable Portfolio Operating Statistics by Brand
Q3 & YTD 2012/2011

		FY12			FY11

		Q-T-D(September)			Q-T-D(September)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	17	77.2%	$151.69	$117.10	75.6%	$149.28	$112.86	3.8%
Hilton (2)	7	89.2%	220.67	196.84	84.0%	218.78	183.78	7.1%
Hyatt (3)	2	90.0%	156.54	140.89	88.3%	150.37	132.78	6.1%
Other (4)	2	82.4%	131.79	108.59	80.0%	130.55	104.44	4.0%
Independent	2	61.5%	109.45	67.31	65.5%	105.26	68.95	-2.4%

Comparable Portfolio	30	80.7%	$171.02	$138.01	78.4%	$167.55	$131.36	5.1%

		FY12			FY11

		Y-T-D(September)			Y-T-D(September)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	17	76.8%	$158.40	$121.65	73.2%	$157.56	$115.33	5.5%
Hilton (2)	7	85.8%	212.46	182.29	81.8%	207.00	169.33	7.7%
Hyatt (3)	2	83.4%	142.95	119.22	81.6%	138.16	112.74	5.7%
Other (4)	2	80.8%	127.17	102.75	78.9%	125.49	99.01	3.8%
Independent	2	60.4%	112.55	67.98	60.5%	110.94	67.12	1.3%

Comparable Portfolio	30	78.9%	$170.29	$134.36	75.6%	$167.34	$126.51	6.2%

(1)			Marriott includes prior ownership results as applicable in 2011 for the JW Marriott New Orleans acquired by the Company on February 15, 2011.

(2)

Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown Magnificent Mile acquired by the Company on July 19, 2012. Also includes prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(3)			Hyatt includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

(4)			Other includes a Fairmont and a Sheraton.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information – Unaudited November 1, 2012

Pro Forma Portfolio Property-Level YTD Q3 2012 EBITDA Contribution
by Brand

Fairmont
2%
Sheraton
1%
Hyatt
4%
Independent
4%
Marriott
46%
Hilton
43%
Renaissance 20.5%
Marriott 19.6%
JW Marriott 3.7%
Courtyard 1.5%
Residence Inn 0.7%
Hotels 17
Rooms 6,801
Hilton 24.9%
Hilton Garden Inn 3.0%
Doubletree 7.7%
Embassy Suites 7.4%
Hotels 7
Rooms 3,655

Note: Consolidated Year-To-Date 2012 Hotel EBITDA of 30 hotel comparable portfolio as of September 30, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information – Unaudited November 1, 2012

Comparable Portfolio Operating Statistics by Region

Q3 & YTD 2012/2011

		FY12			FY11
		Q-T-D(September)			Q-T-D(September)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	85.3%	$162.18	$138.34	84.7%	$151.98	$128.73	7.5%
Other West	4	82.4%	$111.31	$91.72	68.2%	$108.77	$74.18	23.6%
Midwest (2)	7	76.2%	$160.23	$122.10	76.0%	$150.82	$114.62	6.5%
East (3)	11	79.1%	$198.22	$156.79	77.7%	$200.15	$155.52	0.8%

Comparable Portfolio	30	80.7%	$171.02	$138.01	78.4%	$167.55	$131.36	5.1%

		FY12			FY11
		Y-T-D(September)			Y-T-D(September)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	82.9%	$159.64	$132.34	81.1%	$151.91	$123.20	7.4%
Other West	4	80.3%	$115.25	$92.55	69.7%	$113.84	$79.35	16.6%
Midwest (2)	7	71.6%	$151.60	$108.55	69.6%	$146.30	$101.82	6.6%
East (3)	11	79.1%	$199.86	$158.09	76.2%	$199.92	$152.34	3.8%

Comparable Portfolio	30	78.9%	$170.29	$134.36	75.6%	$167.34	$126.51	6.2%

(1)	California includes prior ownership results as applicable in 2011 for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.
(2)

Midwest includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown Magnificent Mile acquired by the Company on July 19, 2012.

(3)

East includes prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 35

Supplemental Financial Information – Unaudited November 1, 2012

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA
Q3 & YTD 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,

	(In thousands)	2012	2011		2012	2011
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3) (4)	$11,930	$8,415	42%	$32,679	$28,525	15%
2	Renaissance Washington DC (4)	827	2,815	-71%	10,465	14,824	-29%
3	Renaissance Orlando at SeaWorld ® (4)	1,930	382	405%	11,833	8,603	38%
4	Kahler Grand (4)	1,872	1,925	-3%	5,549	5,513	1%
5	Renaissance Harborplace (3) (4)	2,996	2,484	21%	7,406	7,223	3%
6	Renaissance Los Angeles Airport	892	933	-4%	3,043	2,614	16%
7	JW Marriott New Orleans	602	677	-11%	6,913	6,029	15%
8	Hilton North Houston (4)	928	532	74%	3,698	2,478	49%
9	Marriott Quincy	1,860	1,758	6%	4,759	3,669	30%
10	Doubletree Guest Suites Times Square (1) (4)	5,997	6,241	-4%	14,370	13,964	3%
11	Hilton Times Square	3,914	4,051	-3%	10,202	9,138	12%
12	Fairmont Newport Beach (4)	1,527	1,188	29%	3,686	3,596	3%
13	Hyatt Chicago Magnificent Mile	1,928	2,233	-14%	3,490	3,702	-6%
14	Marriott Boston Long Wharf	5,419	3,894	39%	11,925	8,648	38%
15	Hyatt Regency Newport Beach (4)	1,946	1,972	-1%	4,388	4,465	-2%
16	Marriott Tysons Corner	1,389	1,266	10%	4,864	4,690	4%
17	Marriott Houston (4)	689	595	16%	2,698	1,448	86%
18	Renaissance Long Beach	823	917	-10%	3,571	3,397	5%
19	Embassy Suites Chicago (4)	3,099	2,763	12%	7,148	6,698	7%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,624	2,100	25%	5,610	4,644	21%
21	Renaissance Westchester (4)	295	470	-37%	899	1,030	-13%
22	Embassy Suites La Jolla (4)	2,459	2,398	3%	6,681	5,889	13%
23	Marriott Philadelphia	660	692	-5%	2,549	2,676	-5%
24	Kahler Inn & Suites (4)	789	732	8%	2,515	2,070	21%
25	Marriott Portland (4)	1,950	1,629	20%	4,274	3,551	20%
26	Sheraton Cerritos	632	615	3%	2,037	1,613	26%
27	Marriott Rochester (4)	1,379	1,260	9%	3,564	2,883	24%
28	Marriott Park City	233	186	25%	2,059	1,933	7%
29	Courtyard by Marriott Los Angeles	964	808	19%	2,732	1,719	59%
30	Residence Inn by Marriott Rochester	427	409	4%	1,238	1,288	-4%

	Comparable Portfolio	$62,980	$56,340	12%	$186,845	$168,520	11%

(1)        Reflects 100% ownership.

(2)        Reconciliations to Net Income (Loss) provided on pages 64, 65, 67 and 68.

(3)        Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace.

(4)        Hotel EBITDA for the first nine months of 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.4 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first nine months of 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000;  Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Margins
Q3 & YTD 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2012	2011		2012	2011
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (2) (3)	38.8%	31.5%	730 bps	35.4%	33.7%	170 bps
2	Renaissance Washington DC (3)	7.7%	20.2%	(1,250) bps	23.5%	30.0%	(650) bps
3	Renaissance Orlando at SeaWorld ® (3)	17.0%	4.8%	1,220 bps	29.1%	25.3%	380 bps
4	Kahler Grand (3)	31.2%	30.7%	50 bps	31.7%	30.4%	130 bps
5	Renaissance Harborplace (2) (3)	30.6%	26.6%	400 bps	26.3%	25.8%	50 bps
6	Renaissance Los Angeles Airport	15.8%	17.5%	(170) bps	17.9%	16.6%	130 bps
7	JW Marriott New Orleans	10.3%	12.5%	(220) bps	30.2%	29.4%	80 bps
8	Hilton North Houston (3)	17.0%	13.9%	310 bps	21.7%	17.6%	410 bps
9	Marriott Quincy	28.4%	26.3%	210 bps	25.9%	21.5%	440 bps
10	Doubletree Guest Suites Times Square (1) (3)	35.0%	35.7%	(70) bps	30.9%	30.7%	20 bps
11	Hilton Times Square	29.0%	29.6%	(60) bps	26.8%	25.3%	150 bps
12	Fairmont Newport Beach (3)	21.4%	18.7%	270 bps	18.8%	19.1%	(30) bps
13	Hyatt Chicago Magnificent Mile	25.4%	32.3%	(690) bps	18.8%	20.9%	(210) bps
14	Marriott Boston Long Wharf	41.5%	35.5%	600 bps	35.7%	30.7%	500 bps
15	Hyatt Regency Newport Beach (3)	22.2%	21.9%	30 bps	19.0%	19.5%	(50) bps
16	Marriott Tysons Corner	30.0%	26.5%	350 bps	32.2%	30.7%	150 bps
17	Marriott Houston (3)	18.6%	19.8%	(120) bps	23.2%	15.3%	790 bps
18	Renaissance Long Beach	19.1%	21.5%	(240) bps	25.1%	24.6%	50 bps
19	Embassy Suites Chicago (3)	43.3%	41.0%	230 bps	39.9%	39.3%	60 bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	44.2%	40.0%	420 bps	37.1%	34.6%	250 bps
21	Renaissance Westchester (3)	6.5%	10.7%	(420) bps	6.5%	8.0%	(150) bps
22	Embassy Suites La Jolla (3)	45.0%	44.5%	50 bps	45.4%	41.8%	360 bps
23	Marriott Philadelphia	17.6%	17.4%	20 bps	20.6%	21.5%	(90) bps
24	Kahler Inn & Suites (3)	39.0%	37.9%	110 bps	40.7%	38.0%	270 bps
25	Marriott Portland (3)	47.1%	44.7%	240 bps	41.4%	38.7%	270 bps
26	Sheraton Cerritos	23.0%	22.4%	60 bps	23.6%	21.1%	250 bps
27	Marriott Rochester (3)	37.8%	37.0%	80 bps	35.4%	32.8%	260 bps
28	Marriott Park City	12.3%	10.1%	220 bps	26.6%	25.6%	100 bps
29	Courtyard by Marriott Los Angeles	34.1%	31.6%	250 bps	33.3%	26.1%	720 bps
30	Residence Inn by Marriott Rochester	46.6%	44.3%	230 bps	44.7%	45.0%	(30) bps

	Comparable Portfolio	29.0%	27.5%	150 bps	28.9%	27.7%	120 bps

	Adjusted Comparable Portfolio (2) (3)	28.8%	27.5%	130 bps	28.8%	27.6%	120 bps

(1)         Reflects 100% ownership.

(2)         Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace.

(3)         Hotel EBITDA for the first nine months of 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.4 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first nine months of 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000;  Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 38

Supplemental Financial Information – Unaudited November 1, 2012

APPENDIX

APPENDIX	Page 39

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net loss	$(12,968)	$554	$(2,593)	$(694)	$(15,701)
Operations held for investment:
Depreciation and amortization	32,963	-	1,950	1,109	36,022
Amortization of lease intangibles	1,028	-	-	-	1,028
Interest expense	18,477	-	351	-	18,828
Amortization of deferred financing fees	950	-	-	-	950
Non-cash interest related to discount on Senior Notes	266	-	-	-	266
Non-cash interest related to loss on derivatives	76	-	-	-	76
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	(560)
Depreciation and amortization	(1,419)	-	-	-	(1,419)
Interest expense	(570)	-	-	-	(570)
Amortization of deferred financing fees	(56)	-	-	-	(56)
Non-cash interest related to loss on derivative	(1)	-	-	-	(1)
Discontinued operations:
Depreciation and amortization	1,793	(1,793)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
Interest expense	1,717	(1,717)	-	-	-
Amortization of deferred financing fees	17	(17)	-	-	-
EBITDA	41,720	(2,980)	(292)	415	38,863

Operations held for investment:
Amortization of deferred stock compensation	946	-	-	-	946
Non-cash straightline lease expense	696	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	(351)	-	(351)
Gain on sale of assets	(11)	-	-	-	(11)
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement reversal of costs	(145)	-	-	-	(145)
Closing costs - completed acquisitions	36	-	-	-	36
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Discontinued operations:
Gain on sale of assets	(177)	177	-	-	-
	1,423	177	(351)	-	1,249

Adjusted EBITDA	$43,143	$(2,803)	$(643)	$415	$40,112

*Footnotes on following page

APPENDIX	Page 40

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net loss	$(12,968)	$554	$(2,593)	$(694)	$(15,701)
Preferred stock dividends	(7,437)	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	32,656	-	1,950	1,109	35,715
Amortization of lease intangibles	1,028	-	-	-	1,028
Gain on sale of assets	(11)	-	-	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	(560)
Real estate depreciation and amortization	(1,419)	-	-	-	(1,419)
Discontinued operations:
Real estate depreciation and amortization	1,793	(1,793)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
Gain on sale of assets	(177)	177	-	-	-
FFO	12,912	(1,069)	(643)	415	11,615

Operations held for investment:
Non-cash straightline lease expense	696	-	-	-	696
Non-cash interest related to loss on derivatives	76	-	-	-	76
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement reversal of costs	(145)	-	-	-	(145)
Closing costs - completed acquisitions	36	-	-	-	36
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Non-cash interest related to loss on derivative	(1)	-	-	-	(1)
	740	-	-	-	740

Adjusted FFO	$13,652	$(1,069)	$(643)	$415	$12,355

FFO per diluted share	$0.11				$0.10

Adjusted FFO per diluted share	$0.12				$0.11

Basic weighted average shares outstanding	117,426				117,426
Shares associated with unvested restricted stock awards	155				155
Diluted weighted average shares outstanding (6)	117,581				117,581

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of March 31, 2012.  In accordance with the September 30, 2012 presentation, 28 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011 plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with  the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio.

(6) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 41

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net income	$11,855	$299	$(202)	$1,462	$13,414
Operations held for investment:
Depreciation and amortization	33,407	-	1,363	1,109	35,879
Amortization of lease intangibles	1,028	-	-	-	1,028
Interest expense	18,201	-	234	-	18,435
Amortization of deferred financing fees	946	-	-	-	946
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to discount on Senior Notes	258	-	-	-	258
Non-cash interest related to loss on derivatives	423	-	-	-	423
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	(307)
Depreciation and amortization	(1,420)	-	-	-	(1,420)
Interest expense	(567)	-	-	-	(567)
Amortization of deferred financing fees	(56)	-	-	-	(56)
Discontinued operations:
Depreciation and amortization	1,881	(1,881)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
Interest expense	1,709	(1,709)	-	-	-
Amortization of deferred financing fees	16	(16)	-	-	-
EBITDA	67,384	(3,314)	1,395	2,571	68,036

Operations held for investment:
Amortization of deferred stock compensation	896	-	-	-	896
Non-cash straightline lease expense	693	-	-	-	693
Capital lease obligation interest - cash ground rent	(117)	-	(234)	-	(351)
Lawsuit settlement costs	255	-	-	-	255
Closing costs - completed acquisitions	1,339	-	-	-	1,339
Prior year property tax adjustment	1,061	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Prior year property tax adjustment	(265)	-	-	-	(265)
	3,749	-	(234)	-	3,515

Adjusted EBITDA	$71,133	$(3,314)	$1,161	$2,571	$71,551

*Footnotes on following page

APPENDIX	Page 42

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net income	$11,855	$299	$(202)	$1,462	$13,414
Preferred stock dividends	(7,437)	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	33,108	-	1,363	1,109	35,580
Amortization of lease intangibles	1,028	-	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	(307)
Real estate depreciation and amortization	(1,420)	-	-	-	(1,420)
Discontinued operations:
Real estate depreciation and amortization	1,881	(1,881)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
FFO	38,715	(1,589)	1,161	2,571	40,858

Operations held for investment:
Non-cash straightline lease expense	693	-	-	-	693
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to loss on derivatives	423	-	-	-	423
Lawsuit settlement costs	255	-	-	-	255
Closing costs - completed acquisitions	1,339	-	-	-	1,339
Prior year property tax adjustment	1,061	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Prior year property tax adjustment	(265)	-	-	-	(265)
	3,396	-	-	-	3,396

Adjusted FFO	$42,111	$(1,589)	$1,161	$2,571	$44,254

FFO per diluted share	$0.32				$0.34

Adjusted FFO per diluted share	$0.35				$0.37

Basic weighted average shares outstanding	120,029				120,029
Shares associated with unvested restricted stock awards	228				228
Diluted weighted average shares outstanding (6)	120,257				120,257

(1)    Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of June 30, 2012.   In accordance with the September 30, 2012 presentation, 29 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2)    Discontinued Operations  represents the ownership results for the Marriott Del Mar which was  sold in August 2012, along with  the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3)    Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)    Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio.
(6) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 43

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q3 2012

	Three Months Ended September 30, 2012
			Acquisition:
		Discontinued	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Forma (4)

Net income	$39,556	$(39,984)	$367	$(61)
Operations held for investment:
Depreciation and amortization	36,529	-	-	36,529
Amortization of lease intangibles	1,120	-	-	1,120
Interest expense	18,417	-	-	18,417
Amortization of deferred financing fees	929	-	-	929
Non-cash interest related to discount on Senior Notes	267	-	-	267
Non-cash interest related to loss on derivatives	96	-	-	96
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(827)	-	-	(827)
Depreciation and amortization	(1,422)	-	-	(1,422)
Interest expense	(566)	-	-	(566)
Amortization of deferred financing fees	(56)	-	-	(56)
Discontinued operations:
Depreciation and amortization	977	(977)	-	-
Interest expense	1,237	(1,237)	-	-
Amortization of deferred financing fees	13	(13)	-	-
Write-off of deferred financing fees	185	(185)	-	-
EBITDA	96,455	(42,396)	367	54,426

Operations held for investment:
Amortization of deferred stock compensation	812	-	-	812
Non-cash straightline lease expense	694	-	-	694
Capital lease obligation interest - cash ground rent	(351)	-	-	(351)
Loss on sale of assets	33	-	-	33
Closing costs - completed acquisitions	590	-	-	590
Prior year property tax and CAM adjustments, net	(440)	-	-	(440)
Hotel laundry closing costs	424	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	(113)
Prior year property tax adjustment	63	-	-	63
Discontinued operations:
Gain on sale of assets	(38,115)	38,115	-	-
	(36,403)	38,115	-	1,712

Adjusted EBITDA	$60,052	$(4,281)	$367	$56,138

*Footnotes on following page

APPENDIX	Page 44

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q3 2012

	Three Months Ended September 30, 2012
			Acquisition:
		Discontinued	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Forma (4)

Net income	$39,556	$(39,984)	$367	$(61)
Preferred stock dividends	(7,437)	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	36,230	-	-	36,230
Amortization of lease intangibles	1,120	-	-	1,120
Loss on sale of assets	33	-	-	33
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(827)	-	-	(827)
Real estate depreciation and amortization	(1,422)	-	-	(1,422)
Discontinued operations:
Real estate depreciation and amortization	977	(977)	-	-
Gain on sale of assets	(38,115)	38,115	-	-
FFO	30,115	(2,846)	367	27,636

Operations held for investment:
Non-cash straightline lease expense	694	-	-	694
Non-cash interest related to loss on derivatives	96	-	-	96
Closing costs - completed acquisitions	590	-	-	590
Prior year property tax and CAM adjustments, net	(440)	-	-	(440)
Hotel laundry closing costs	424	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	(113)
Prior year property tax adjustment	63	-	-	63
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-
	1,499	(185)	-	1,314

Adjusted FFO	$31,614	$(3,031)	$367	$28,950

FFO per diluted share	$0.22			$0.20

Adjusted FFO per diluted share	$0.23			$0.21

Basic weighted average shares outstanding	135,236			135,236
Shares associated with unvested restricted stock awards	318			318
Diluted weighted average shares outstanding (5)	135,554			135,554

(1) Actual represents the Company’s ownership results for the 30 hotels in which the Company has interests as of September 30, 2012.

(2) Discontinued Operations  represents the ownership results for the Marriott Del Mar which was  sold in August 2012, along with  the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012.
(4) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio.
(5) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 45

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

YTD Q3 2012

	Nine Months Ended September 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net income	$38,443	$(39,131)	$(2,795)	$1,135	$(2,348)
Operations held for investment:
Depreciation and amortization	102,899	-	3,313	2,218	108,430
Amortization of lease intangibles	3,176	-	-	-	3,176
Interest expense	55,095	-	585	-	55,680
Amortization of deferred financing fees	2,825	-	-	-	2,825
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to discount on Senior Notes	791	-	-	-	791
Non-cash interest related to loss on derivatives	595	-	-	-	595
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,694)	-	-	-	(1,694)
Depreciation and amortization	(4,261)	-	-	-	(4,261)
Interest expense	(1,703)	-	-	-	(1,703)
Amortization of deferred financing fees	(168)	-	-	-	(168)
Non-cash interest related to loss on derivatives	(1)	-	-	-	(1)
Discontinued operations:
Depreciation and amortization	4,651	(4,651)	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-
Interest expense	4,663	(4,663)	-	-	-
Amortization of deferred financing fees	46	(46)	-	-	-
Write-off of deferred financing fees	185	(185)	-	-	-
EBITDA	205,559	(48,690)	1,103	3,353	161,325

Operations held for investment:
Amortization of deferred stock compensation	2,654	-	-	-	2,654
Non-cash straightline lease expense	2,083	-	-	-	2,083
Capital lease obligation interest - cash ground rent	(468)	-	(585)	-	(1,053)
Loss on sale of assets	22	-	-	-	22
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement costs, net	110	-	-	-	110
Closing costs - completed acquisitions	1,965	-	-	-	1,965
Prior year property tax and CAM adjustments, net	621	-	-	-	621
Hotel laundry closing costs	424	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(339)	-	-	-	(339)
Prior year property tax adjustments, net	(202)	-	-	-	(202)
Discontinued operations:
Gain on sale of assets	(38,292)	38,292	-	-	-
	(31,231)	38,292	(585)	-	6,476

Adjusted EBITDA	$174,328	$(10,398)	$518	$3,353	$167,801

*Footnotes on following page

APPENDIX	Page 46

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
YTD Q3 2012

	Nine Months Ended September 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net income	$38,443	$(39,131)	$(2,795)	$1,135	$(2,348)
Preferred stock dividends	(22,311)	-	-	-	(22,311)
Operations held for investment:
Real estate depreciation and amortization	101,994	-	3,313	2,218	107,525
Amortization of lease intangibles	3,176	-	-	-	3,176
Loss on sale of assets	22	-	-	-	22
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,694)	-	-	-	(1,694)
Real estate depreciation and amortization	(4,261)	-	-	-	(4,261)
Discontinued operations:
Real estate depreciation and amortization	4,651	(4,651)	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-
Gain on sale of assets	(38,292)	38,292	-	-	-
FFO	81,742	(5,504)	518	3,353	80,109

Operations held for investment:
Non-cash straightline lease expense	2,083	-	-	-	2,083
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to loss on derivatives	595	-	-	-	595
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement costs, net	110	-	-	-	110
Closing costs - completed acquisitions	1,965	-	-	-	1,965
Prior year property tax and CAM adjustments, net	621	-	-	-	621
Hotel laundry closing costs	424	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(339)	-	-	-	(339)
Non-cash interest related to loss on derivatives	(1)	-	-	-	(1)
Prior year property tax adjustments, net	(202)	-	-	-	(202)
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-	-
	5,635	(185)	-	-	5,450

Adjusted FFO	$87,377	$(5,689)	$518	$3,353	$85,559

FFO per diluted share	$0.66				$0.64

Adjusted FFO per diluted share	$0.70				$0.69

Basic weighted average shares outstanding	124,271				124,271
Shares associated with unvested restricted stock awards	235				235
Diluted weighted average shares outstanding (6)	124,506				124,506

(1)     Actual represents the Company’s ownership results for the 30 hotels in which the Company has interests as of September 30, 2012.

(2)     Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011 plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3)     Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)     Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5)     Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio.

(6)     Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 47

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2011

	Three Months Ended March 31, 2011
(Unaudited and in thousands, except per share amounts)	Actual (1)	Discontinued Operations (2)	Acquisition: Doubletree Guest Suites Times Square (3)	Acquisition: BuyEfficient, LLC (4)	Acquisition: JW Marriott New Orleans (5)	Acquisition: Hilton San Diego Bayfront (6)	Equity Offering: Preferred Stock Series D (7)	Acquisition: Hyatt Chicago (8)	Acquisition: Hilton Garden Inn Chicago (9)	Pro Forma (10)

Net income	$51,335	$259	$(458)	$(7)	$174	$2,899	$-	$(2,766)	$(840)	$50,596
Operations held for investment:
Depreciation and amortization	24,707	-	261	37	262	4,868	-	1,950	1,109	33,194
Amortization of lease intangibles	930	-	140	-	-	-	-	-	-	1,070
Interest expense	15,133	-	138	-	287	2,046	-	351	-	17,955
Amortization of deferred financing fees	597	-	-	-	-	225	-	-	-	822
Non-cash interest related to discount on Senior Notes	261	-	-	-	-	-	-	-	-	261
Non-cash interest related to loss on derivatives	44	-	-	-	-	-	-	-	-	44
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(723)	-	-	-	(723)
Depreciation and amortization	-	-	-	-	-	(1,217)	-	-	-	(1,217)
Interest expense	-	-	-	-	-	(512)	-	-	-	(512)
Amortization of deferred financing fees	-	-	-	-	-	(56)	-	-	-	(56)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	(3)	-	-	-	-	-	-
Discontinued operations:
Depreciation and amortization	3,208	(3,208)	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)								-
Interest expense	1,890	(1,890)	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	19	(19)	-	-	-	-	-	-	-	-
EBITDA	98,134	(4,865)	81	27	723	7,530	-	(465)	269	101,434

Operations held for investment:
Amortization of deferred stock compensation	544	-	-	2	-	-	-	-	-	546
Non-cash straightline lease expense	240	-	5	-	1	450	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	-	-	-	-	(351)	-	(351)
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	2,739	-	-	-	-	-	-	-	-	2,739
Management fee term adjustment	-	-	-	-	-	-	-	-	50	50
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	-	-	(114)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	(2)	-	-	-	-	-	-
	(65,705)	-	5	-	1	336	-	(351)	50	(65,664)

Adjusted EBITDA	$32,429	$(4,865)	$86	$27	$724	$7,866	$-	$(816)	$319	$35,770

*Footnotes on following page

APPENDIX	Page 48

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q1 2011

	Three Months Ended March 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:	Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Chicago (8)	Chicago (9)	Forma (10)

Net income	$51,335	$259	$(458)	$(7)	$174	$2,899	$-	$(2,766)	$(840)	$50,596
Preferred stock dividends	(5,137)	-	-	-	-	-	(2,300)	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	24,430	-	261	-	262	4,868	-	1,950	1,109	32,880
Amortization of lease intangibles	930	-	140	-	-	-	-	-	-	1,070
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(723)	-	-	-	(723)
Real estate depreciation and amortization	-	-	-	-	-	(1,217)	-	-	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	3,208	(3,208)	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-	-
FFO	74,773	(2,956)	(57)	(7)	436	5,827	(2,300)	(816)	269	75,169

Operations held for investment:
Non-cash straightline lease expense	240	-	5	-	1	450	-	-	-	696
Non-cash interest related to loss on derivatives, net	44	-	-	-	-	-	-	-	-	44
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	2,739	-	-	-	-	-	-	-	-	2,739
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	-	-	(114)
	(66,207)	-	5	-	1	336	-	-	-	(65,865)

Adjusted FFO	$8,566	$(2,956)	$(52)	$(7)	$437	$6,163	$(2,300)	$(816)	$269	$9,304

FFO per diluted share	$0.64									$0.64

Adjusted FFO per diluted share	$0.07									$0.08

Basic weighted average shares outstanding	117,074									117,074
Shares associated with unvested restricted stock awards	137									137
Diluted weighted average shares outstanding (11)	117,211									117,211

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of March 31, 2011.  In accordance with the September 30, 2012 presentation, 27 hotels are classified as held for investment and six have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the Company’s ownership results for the Royal Palm Miami Beach which was sold in April 2011, the Salt Lake City commercial laundry facility which was sold in July 2011, the Eugene Valley River Inn which was sold in October 2011, the Marriott Del Mar which was sold in August 2012,  along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(4) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(6) Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(7) Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(8) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(9) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio, as well as the acquisition of BuyEfficient, LLC in January 2011 along with the effects of the Equity Offering completed in April 2011.

(11) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 49

Supplemental Financial Information - Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 2011

	Three Months Ended June 30, 2011
			Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:
		Discontinued	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Diego Bayfront (3)	Series D (4)	Note Receivable (5)	Chicago (6)	Chicago (7)	Forma (8)

Net income	$38,929	$(30,134)	$87	$-	$(1,260)	$335	$1,166	$9,123
Operations held for investment:
Depreciation and amortization	31,044	-	917	-	-	1,950	1,109	35,020
Amortization of lease intangibles	992	-	-	-	-	-	-	992
Interest expense	17,377	-	274	-	-	351	-	18,002
Amortization of deferred financing fees	795	-	38	-	-	-	-	833
Non-cash interest related to discount on Senior Notes	261	-	-	-	-	-	-	261
Non-cash interest related to loss on derivatives	960	-	-	-	-	-	-	960
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(244)	-	(16)	-	-	-	-	(260)
Depreciation and amortization	(1,184)	-	(229)	-	-	-	-	(1,413)
Interest expense	(456)	-	(69)	-	-	-	-	(525)
Amortization of deferred financing fees	(47)	-	(10)	-	-	-	-	(57)
Non-cash interest related to loss on derivative	(28)	-	-	-	-	-	-	(28)
Discontinued operations:
Depreciation and amortization	1,873	(1,873)	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-
Interest expense	1,900	(1,900)	-	-	-	-	-	-
Amortization of deferred financing fees	20	(20)	-	-	-	-	-	-
EBITDA	92,199	(33,934)	992	-	(1,260)	2,636	2,275	62,908

Operations held for investment:
Amortization of deferred stock compensation	929	-	-	-	-	-	-	929
Non-cash straightline lease expense	766	-	(70)	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	-	-	(351)	-	(351)
Gain on sale of assets	(56)	-	-	-	-	-	-	(56)
Closing costs - completed acquisitions	633	-	-	-	-	-	-	633
Management fee term adjustment	-	-	-	-	-	-	110	110
Non-controlling interests:
Non-cash straightline lease expense	(129)	-	15	-	-	-	-	(114)
Discontinued operations:
Gain on sale of assets	(14,018)	14,018	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-
	(28,525)	30,668	(55)	-	-	(351)	110	1,847

Adjusted EBITDA	$63,674	$(3,266)	$937	$-	$(1,260)	$2,285	$2,385	$64,755

*Footnotes on following page

APPENDIX	Page 50

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q2 2011

	Three Months Ended June 30, 2011
			Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:
		Discontinued	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Diego Bayfront (3)	Series D (4)	Note Receivable (5)	Chicago (6)	Chicago (7)	Forma (8)

Net income	$38,929	$(30,134)	$87	$-	$(1,260)	$335	$1,166	$9,123
Preferred stock dividends	(7,310)	-	-	(128)	-	-	-	(7,438)
Operations held for investment:
Real estate depreciation and amortization	30,744	-	917	-	-	1,950	1,109	34,720
Amortization of lease intangibles	992	-	-	-	-	-	-	992
Gain on sale of assets	(56)	-	-	-	-	-	-	(56)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(244)	-	(16)	-	-	-	-	(260)
Real estate depreciation and amortization	(1,184)	-	(229)	-	-	-	-	(1,413)
Discontinued operations:
Real estate depreciation and amortization	1,873	(1,873)	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-
Gain on sale of assets	(14,018)	14,018	-	-	-	-	-	-
FFO	49,733	(17,996)	759	(128)	(1,260)	2,285	2,275	35,668

Operations held for investment:
Non-cash straightline lease expense	766	-	(70)	-	-	-	-	696
Non-cash interest related to loss on derivatives, net	960	-	-	-	-	-	-	960
Closing costs - completed acquisitions	633	-	-	-	-	-	-	633
Non-controlling interests:
Non-cash straightline lease expense	(129)	-	15	-	-	-	-	(114)
Non-cash interest related to loss on derivative	(28)	-	-	-	-	-	-	(28)
Discontinued operations:								-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-
	(14,448)	16,650	(55)	-	-	-	-	2,147

Adjusted FFO	$35,285	$(1,346)	$704	$(128)	$(1,260)	$2,285	$2,275	$37,815

FFO per diluted share	$0.42							$0.30

Adjusted FFO per diluted share	$0.30							$0.32

Basic weighted average shares outstanding	117,227							117,227
Shares associated with unvested restricted stock awards	87							87
Diluted weighted average shares outstanding (9)	117,314							117,314

(1)

Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of June 30, 2011. In accordance with the September 30, 2012 presentation, 28 hotels are classified as held for investment and five have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the Company’s ownership results for the Royal Palm Miami Beach which was sold in April 2011, the Salt Lake City commercial laundry facility which was sold in July 2011, the Eugene Valley River Inn which was sold in October 2011, the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3)

Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(4)	Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .
(5)	Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.
(6)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(7)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(8)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio, as well as the effects of the Equity Offering completed in April 2011 and the disposition of the Royal Palm Note Receivable sold in October 2011.

(9)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 51

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q3 2011

	Three Months Ended September 30, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net loss	$(16,553)	$(797)	$(1,380)	$283	$990	$(17,457)
Operations held for investment:
Depreciation and amortization	32,490	-	-	1,950	1,110	35,550
Amortization of lease intangibles	1,028	-	-	-	-	1,028
Interest expense	17,841	-	-	351	-	18,192
Amortization of deferred financing fees	823	-	-	-	-	823
Non-cash interest related to discount on Senior Notes	270	-	-	-	-	270
Non-cash interest related to loss on derivatives	1,087	-	-	-	-	1,087
Non-controlling interests:
Loss from consolidated joint venture attributable to non-controlling interest	31	-	-	-	-	31
Depreciation and amortization	(1,414)	-	-	-	-	(1,414)
Interest expense	(549)	-	-	-	-	(549)
Amortization of deferred financing fees	(56)	-	-	-	-	(56)
Non-cash interest related to loss on derivative	(4)	-	-	-	-	(4)
Discontinued operations:
Depreciation and amortization	1,686	(1,686)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Interest expense	1,912	(1,912)	-	-	-	-
Amortization of deferred financing fees	20	(20)	-	-	-	-
EBITDA	38,619	(4,422)	(1,380)	2,584	2,100	37,501

Operations held for investment:
Amortization of deferred stock compensation	697	-	-	-	-	697
Non-cash straightline lease expense	696	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	(351)	-	(351)
Gain on sale of assets	(17)	-	-	-	-	(17)
Impairment loss	10,862	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	1,620
Management fee term adjustment	-	-	-	-	110	110
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	-	-	-	(114)
Discontinued operations:
Loss on sale of assets	52	(52)	-	-	-	-
	13,796	(52)	-	(351)	110	13,503

Adjusted EBITDA	$52,415	$(4,474)	$(1,380)	$2,233	$2,210	$51,004

*Footnotes on following page

APPENDIX	Page 52

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q3 2011

	Three Months Ended September 30, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net loss	$(16,553)	$(797)	$(1,380)	$283	$990	$(17,457)
Preferred stock dividends	(7,437)	-	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	32,196	-	-	1,950	1,110	35,256
Amortization of lease intangibles	1,028	-	-	-	-	1,028
Gain on sale of assets	(17)	-	-	-	-	(17)
Non-controlling interests:
Loss from consolidated joint venture attributable to non-controlling interest	31	-	-	-	-	31
Real estate depreciation and amortization	(1,414)	-	-	-	-	(1,414)
Discontinued operations:
Real estate depreciation and amortization	1,686	(1,686)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Loss on sale of assets	52	(52)	-	-	-	-
FFO	9,579	(2,542)	(1,380)	2,233	2,100	9,990

Operations held for investment:
Non-cash straightline lease expense	696	-	-	-	-	696
Non-cash interest related to loss on derivatives, net	1,087	-	-	-	-	1,087
Impairment loss	10,862	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	-	-	-	(114)
Non-cash interest related to loss on derivative	(4)	-	-	-	-	(4)
	14,147	-	-	-	-	14,147

Adjusted FFO	$23,726	$(2,542)	$(1,380)	$2,233	$2,100	$24,137

FFO per diluted share	$0.08					$0.09

Adjusted FFO per diluted share	$0.20					$0.21

Basic weighted average shares outstanding	117,254					117,254
Shares associated with unvested restricted stock awards	-					-
Diluted weighted average shares outstanding (7)	117,254					117,254

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of September 30, 2011. In accordance with the September 30, 2012 presentation, 28 hotels are classified as held for investment and five have been reclassified as discontinued operations.

(2) Discontinued Operations represents the Company’s ownership results for the Salt Lake City commercial laundry facility which was sold in July 2011, the Eugene Valley River Inn which was sold in October 2011, the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(5) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(6) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio, as well as the effects of the disposition of the Royal Palm Note Receivable sold in October 2011.

(7) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 53

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q4 2011

	Three Months Ended December 31, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net income	$7,588	$(923)	$(90)	$(259)	$723	$7,039
Operations held for investment:
Depreciation and amortization	33,180	-	-	1,950	1,109	36,239
Amortization of lease intangibles	1,029	-	-	-	-	1,029
Interest expense	18,669	-	-	351	-	19,020
Amortization of deferred financing fees	951	-	-	-	-	951
Write-off of deferred financing fees	21	-	-	-	-	21
Non-cash interest related to discount on Senior Notes	270	-	-	-	-	270
Non-cash interest related to loss on derivatives	564	-	-	-	-	564
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	-	-	-	(99)
Depreciation and amortization	(1,416)	-	-	-	-	(1,416)
Interest expense	(557)	-	-	-	-	(557)
Amortization of deferred financing fees	(57)	-	-	-	-	(57)
Non-cash interest related to loss on derivative	1	-	-	-	-	1
Discontinued operations:
Depreciation and amortization	1,708	(1,708)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Interest expense	1,788	(1,788)	-	-	-	-
Amortization of deferred financing fees	17	(17)	-	-	-	-
Write-off of deferred financing fees	42	(42)	-	-	-	-
EBITDA	63,706	(4,485)	(90)	2,042	1,832	63,005

Operations held for investment:
Amortization of deferred stock compensation	575	-	-	-	-	575
Non-cash straightline lease expense	696	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	(351)	-	(351)
Gain on sale of assets	(10)	-	-	-	-	(10)
Closing costs - completed acquisitions	31	-	-	-	-	31
Management fee term adjustment	-	-	-	-	100	100
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	-	-	(111)
Discontinued operations:
Gain on sale of assets	(946)	946	-	-	-	-
	235	946	-	(351)	100	930

Adjusted EBITDA	$63,941	$(3,539)	$(90)	$1,691	$1,932	$63,935

*Footnotes on following page

APPENDIX	Page 54

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO Q4 2011

	Three Months Ended December 31, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net income	$7,588	$(923)	$(90)	$(259)	$723	$7,039
Preferred stock dividends	(7,437)	-	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	32,882	-	-	1,950	1,109	35,941
Amortization of lease intangibles	1,029	-	-	-	-	1,029
Gain on sale of assets	(10)	-	-	-	-	(10)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	-	-	-	(99)
Real estate depreciation and amortization	(1,416)	-	-	-	-	(1,416)
Discontinued operations:
Real estate depreciation and amortization	1,708	(1,708)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Gain on sale of assets	(946)	946	-	-	-	-
FFO	33,306	(1,692)	(90)	1,691	1,832	35,047

Operations held for investment:
Write-off of deferred financing fees	21	-	-	-	-	21
Non-cash straightline lease expense	696	-	-	-	-	696
Non-cash interest related to loss on derivatives	564	-	-	-	-	564
Closing costs - completed acquisitions	31	-	-	-	-	31
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	-	-	(111)
Non-cash interest related to loss on derivative	1	-	-	-	-	1
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-	-	-
	1,244	(42)	-	-	-	1,202

Adjusted FFO	$34,550	$(1,734)	$(90)	$1,691	$1,832	$36,249

FFO per diluted share	$0.28					$0.30

Adjusted FFO per diluted share	$0.29					$0.31

Basic weighted average shares outstanding	117,265					117,265
Shares associated with unvested restricted stock awards	-					-
Diluted weighted average shares outstanding (7)	117,265					117,265

(1)     Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011.  In accordance with the September 30, 2012 presentation, 28 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2)     Discontinued Operations  represents the Company’s ownership results for the Eugene Valley River Inn which was sold in October 2011, the Marriott Del Mar which was sold in August 2012, along with the  Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3)     Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4)     Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(5)     Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(6)     Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio, as well as the effects of the disposition of the Royal Palm Note Receivable sold in October 2011.

(7)     Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 55

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA FY 2011

	Year Ended December 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:		Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Time Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Note Receivable (8)	Chicago (9)	Chicago (10)	Forma (11)

Net income	$81,299	$(31,595)	$(458)	$(7)	$174	$2,986	$-	$(2,730)	$(2,407)	$2,039	$49,301
Operations held for investment:
Depreciation and amortization	121,421	-	261	37	262	5,785	-	-	7,800	4,437	140,003
Amortization of lease intangibles	3,979	-	140	-	-	-	-	-	-	-	4,119
Interest expense	69,020	-	138	-	287	2,320	-	-	1,404	-	73,169
Amortization of deferred financing fees	3,166	-	-	-	-	263	-	-	-	-	3,429
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	-	-	21
Non-cash interest related to discount on Senior Notes	1,062	-	-	-	-	-	-	-	-	-	1,062
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	-	-	2,655
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	(739)	-	-	-	-	(1,051)
Depreciation and amortization	(4,014)	-	-	-	-	(1,446)	-	-	-	-	(5,460)
Interest expense	(1,562)	-	-	-	-	(581)	-	-	-	-	(2,143)
Amortization of deferred financing fees	(160)	-	-	-	-	(66)	-	-	-	-	(226)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	-	-	(31)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	(3)	-	-	-	-	-	-	-
Discontinued operations:
Depreciation and amortization	8,475	(8,475)	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	28	(28)	-	-	-	-	-	-	-	-	-
Interest expense	7,490	(7,490)	-	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	76	(76)	-	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-	-	-
EBITDA	292,658	(47,706)	81	27	723	8,522	-	(2,730)	6,797	6,476	264,848

Operations held for investment:
Amortization of deferred stock compensation	2,745	-	-	2	-	-	-	-	-	-	2,747
Non-cash straightline lease expense	2,398	-	5	-	1	380	-	-	-	-	2,784
Capital lease obligation interest - cash ground rent	-	-	-	-	-	-	-	-	(1,404)	-	(1,404)
Gain on sale of assets	(83)	-	-	-	-	-	-	-	-	-	(83)
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	-	(69,230)
Impairment loss	10,862	-	-	-	-	-	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	-	-	-	-	-	1,620
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	-	-	3,403
Management fee term adjustment	-	-	-	-	-	-	-	-	-	370	370
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	(99)	-	-	-	-	(453)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	(2)	-	-	-	-	-	-	-
Discontinued operations:
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-	-	-
	(80,199)	31,562	5	-	1	281	-	-	(1,404)	370	(49,384)

Adjusted EBITDA	$212,459	$(16,144)	$86	$27	$724	$8,803	$-	$(2,730)	$5,393	$6,846	$215,464

*Footnotes on following page

APPENDIX	Page 56

Supplemental Financial Information – Unaudited November 1, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO FY 2011

	Year Ended December 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Time Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Note Receivable (8)	Chicago (9)	Chicago (10)	Forma (11)

Net income	$81,299	$(31,595)	$(458)	$(7)	$174	$2,986	$-	$(2,730)	$(2,407)	$2,039	$49,301
Preferred stock dividends	(27,321)	-	-	-	-	-	(2,428)	-	-	-	(29,749)
Operations held for investment:
Real estate depreciation and amortization	120,252	-	261	-	262	5,785	-	-	7,800	4,437	138,797
Amortization of lease intangibles	3,979	-	140	-	-	-	-	-	-	-	4,119
Gain on sale of assets	(83)	-	-	-	-	-	-	-	-	-	(83)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	(739)	-	-	-	-	(1,051)
Real estate depreciation and amortization	(4,014)	-	-	-	-	(1,446)	-	-	-	-	(5,460)
Discontinued operations:
Real estate depreciation and amortization	8,475	(8,475)	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	28	(28)	-	-	-	-	-	-	-	-	-
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-	-	-
FFO	167,391	(25,186)	(57)	(7)	436	6,586	(2,428)	(2,730)	5,393	6,476	155,874

Operations held for investment:
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	-	-	21
Non-cash straightline lease expense	2,398	-	5	-	1	380	-	-	-	-	2,784
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	-	-	2,655
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	-	-	3,403
Impairment loss	10,862	-	-	-	-	-	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	-	-	-	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	(99)	-	-	-	-	(453)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	-	-	(31)
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-	-	-
	(65,264)	16,608	5	-	1	281	-	-	-	-	(48,369)

Adjusted FFO	$102,127	$(8,578)	$(52)	$(7)	$437	$6,867	$(2,428)	$(2,730)	$5,393	$6,476	$107,505

FFO per diluted share	$1.43										$1.33

Adjusted FFO per diluted share	$0.87										$0.92

Basic weighted average shares outstanding	117,206										117,206
Shares associated with unvested restricted stock awards	84										84
Diluted weighted average shares outstanding (12)	117,290										117,290

(1)

Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011. In accordance with the September 30, 2012 presentation, 28 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the Company’s ownership results for the Royal Palm Miami Beach which was sold in April 2011, the Salt Lake City commercial laundry facility which was sold in July 2011, the Eugene Valley River Inn which was sold in October 2011, the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

(3)

Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(4)

Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5)

Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(6)

Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(7)	Equity Offering: Preferred Stock Series D represents the dividends paid on the 4,600,000 8% cumulative redeemable preferred shares issued on April 6, 2011 .
(8)	Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.
(9)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(10)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(11)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio, as well as the acquisition of BuyEfficient, LLC in January 2011 along with the effects of the Equity Offering completed in April 2011 and the disposition of the Royal Palm Note Receivable sold in October 2011.

(12)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 57

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation Q1 2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,620	$2,242	$450	$5,674	$2,510	$10,876	35.5%
2	Renaissance Washington DC	13,701	(1,374)	-	1,926	1,960	2,512	18.3%
3	Renaissance Orlando at SeaWorld ®	15,650	2,454	-	1,969	1,146	5,569	35.6%
4	Kahler Grand (3)	5,504	498	-	817	375	1,690	30.7%
5	Renaissance Harborplace (3)	7,047	(2,588)	-	2,028	1,296	736	10.4%
6	Renaissance Los Angeles Airport	5,677	378	-	688	-	1,066	18.8%
7	JW Marriott New Orleans	8,312	536	1	1,798	585	2,920	35.1%
8	Hilton North Houston (3)	5,919	144	-	945	478	1,567	26.5%
9	Marriott Quincy	4,830	(539)	-	1,228	-	689	14.3%
10	Doubletree Guest Suites Times Square (1)	11,949	(3,168)	1,003	1,983	1,956	1,774	14.8%
11	Hilton Times Square	10,254	(2,373)	270	2,157	1,243	1,297	12.6%
12	Fairmont Newport Beach	6,002	(440)	-	1,353	-	913	15.2%
13	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
14	Marriott Boston Long Wharf	8,171	(3,073)	-	2,153	2,486	1,566	19.2%
15	Hyatt Regency Newport Beach	6,619	242	-	656	-	898	13.6%
16	Marriott Tysons Corner	4,708	(46)	-	812	606	1,372	29.1%
17	Marriott Houston (3)	3,950	100	-	568	311	979	24.8%
18	Renaissance Long Beach	4,724	139	-	617	411	1,167	24.7%
19	Embassy Suites Chicago	3,706	(1,426)	-	879	1,047	500	13.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
21	Renaissance Westchester	4,002	(896)	394	386	-	(116)	-2.9%
22	Embassy Suites La Jolla	4,448	(224)	-	903	1,149	1,828	41.1%
23	Marriott Philadelphia	3,947	(208)	-	475	369	636	16.1%
24	Kahler Inn & Suites (3)	2,065	522	-	349	-	871	42.2%
25	Marriott Portland	2,775	646	-	294	-	940	33.9%
26	Sheraton Cerritos	2,933	261	-	427	-	688	23.5%
27	Marriott Rochester (3)	2,816	249	-	562	-	811	28.8%
28	Marriott Park City	4,286	1,288	-	350	204	1,842	43.0%
29	Courtyard by Marriott Los Angeles	2,621	523	-	306	-	829	31.6%
30	Residence Inn by Marriott Rochester	902	250	-	125	-	375	41.6%

	Comparable Portfolio (4)	195,092	(9,170)	2,118	35,487	18,132	46,567	23.9%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%

	Actual Portfolio	$188,138	$(5,883)	$2,118	$32,428	$18,132	$46,795	24.9%

	*Footnotes on page 60.

APPENDIX	Page 58

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

Q1 2011

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel

		Total	Net Income /	Other			Hotel	EBITDA

		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,876	$2,899	$450	$4,868	$2,271	$10,488	35.1%
2	Renaissance Washington DC	16,203	741	-	1,841	1,987	4,569	28.2%
3	Renaissance Orlando at SeaWorld ®	15,085	2,406	-	1,838	1,159	5,403	35.8%
4	Kahler Grand	5,493	288	-	738	380	1,406	25.6%
5	Renaissance Harborplace	7,539	(2,389)	-	2,003	1,370	984	13.1%
6	Renaissance Los Angeles Airport	5,293	44	-	709	-	753	14.2%
7	JW Marriott New Orleans	7,229	626	1	1,148	573	2,348	32.5%
8	Hilton North Houston	5,318	(323)	-	816	479	972	18.3%
9	Marriott Quincy	4,075	(857)	-	1,105	-	248	6.1%
10	Doubletree Guest Suites Times Square (1)	11,448	(2,582)	1,045	2,039	1,023	1,525	13.3%
11	Hilton Times Square	9,404	(2,578)	352	2,333	1,238	1,345	14.3%
12	Fairmont Newport Beach	6,054	(560)	-	1,378	-	818	13.5%
13	Hyatt Chicago Magnificent Mile	3,322	(2,766)	-	1,950	-	(816)	-24.6%
14	Marriott Boston Long Wharf	6,522	(3,624)	-	1,960	2,459	795	12.2%
15	Hyatt Regency Newport Beach	6,235	367	-	680	-	1,047	16.8%
16	Marriott Tysons Corner	4,325	(240)	-	687	615	1,062	24.6%
17	Marriott Houston	2,905	(479)	-	424	315	260	9.0%
18	Renaissance Long Beach	4,849	275	-	600	416	1,291	26.6%
19	Embassy Suites Chicago (3)	3,431	(2,005)	-	818	1,053	(134)	-3.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,710	(840)	-	1,109	-	269	9.9%
21	Renaissance Westchester	3,406	(367)	-	294	-	(73)	-2.1%
22	Embassy Suites La Jolla	4,194	(496)	-	954	1,157	1,615	38.5%
23	Marriott Philadelphia	3,584	(335)	-	448	374	487	13.6%
24	Kahler Inn & Suites	1,793	456	-	228	-	684	38.1%
25	Marriott Portland	2,411	342	-	282	-	624	25.9%
26	Sheraton Cerritos	2,100	(142)	-	375	-	233	11.1%
27	Marriott Rochester	2,434	71	-	484	-	555	22.8%
28	Marriott Park City	4,485	1,408	-	293	207	1,908	42.5%
29	Courtyard by Marriott Los Angeles	2,031	329	-	174	-	503	24.8%
30	Residence Inn by Marriott Rochester	964	283	-	139	-	422	43.8%

	Comparable Portfolio (7)	184,718	(10,048)	1,848	32,715	17,076	41,591	22.5%

	Prior Ownership Results (5)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	29,875	2,899	450	4,868	2,271	10,488	35.1%
	Hyatt Chicago Magnificent Mile	3,322	(2,766)	-	1,950	-	(816)	-24.6%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,710	(840)	-	1,109	-	269	9.9%

	Actual Portfolio	$143,974	$(9,057)	$1,252	$24,265	$14,380	$30,840	21.4%

	*Footnotes on page 60.

APPENDIX	Page 59

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.4 million in management transition costs at the Renaissance Westchester.

(3)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.3 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first quarter of 2011 is impacted by a $315,000 property tax assessment received at the Embassy Suites Chicago.

(4)

Comparable Portfolio for the three months ended March 31, 2012 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the three months ended March 31, 2011 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.1 million in management transition costs at the Hilton Times Square.

(7)

Comparable Portfolio for the three months ended March 31, 2011 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 60

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

Q2 2012

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel

	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA

		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$30,860	$1,250	$450	$5,683	$2,490	$9,873	32.0%
2	Renaissance Washington DC	20,099	3,219	-	1,954	1,953	7,126	35.5%
3	Renaissance Orlando at SeaWorld ®	13,740	1,256	-	1,938	1,140	4,334	31.5%
4	Kahler Grand	6,017	782	-	832	373	1,987	33.0%
5	Renaissance Harborplace	11,299	403	-	1,985	1,286	3,674	32.5%
6	Renaissance Los Angeles Airport	5,668	383	-	702	-	1,085	19.1%
7	JW Marriott New Orleans	8,767	823	1	1,804	763	3,391	38.7%
8	Hilton North Houston	5,656	(226)	-	953	476	1,203	21.3%
9	Marriott Quincy	6,999	1,047	-	1,163	-	2,210	31.6%
10	Doubletree Guest Suites Times Square (1)	17,438	1,533	1,000	1,969	2,097	6,599	37.8%
11	Hilton Times Square	14,321	1,296	270	2,183	1,242	4,991	34.9%
12	Fairmont Newport Beach	6,408	(103)	-	1,349	-	1,246	19.4%
13	Hyatt Chicago Magnificent Mile	7,132	112	143	1,950	-	2,205	30.9%
14	Marriott Boston Long Wharf	12,167	401	-	2,053	2,486	4,940	40.6%
15	Hyatt Regency Newport Beach	7,757	888	-	656	-	1,544	19.9%
16	Marriott Tysons Corner	5,764	695	-	806	602	2,103	36.5%
17	Marriott Houston	3,950	137	-	584	309	1,030	26.1%
18	Renaissance Long Beach	5,207	837	-	606	138	1,581	30.4%
19	Embassy Suites Chicago (3)	7,031	1,630	-	877	1,042	3,549	50.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
21	Renaissance Westchester	5,335	276	72	372	-	720	13.5%
22	Embassy Suites La Jolla (3)	4,815	342	-	906	1,146	2,394	49.7%
23	Marriott Philadelphia	4,679	408	-	479	366	1,253	26.8%
24	Kahler Inn & Suites	2,098	505	-	350	-	855	40.8%
25	Marriott Portland	3,400	1,090	-	294	-	1,384	40.7%
26	Sheraton Cerritos	2,962	296	-	421	-	717	24.2%
27	Marriott Rochester	3,606	808	-	566	-	1,374	38.1%
28	Marriott Park City	1,554	(590)	-	371	203	(16)	-1.0%
29	Courtyard by Marriott Los Angeles	2,764	630	-	309	-	939	34.0%
30	Residence Inn by Marriott Rochester	951	312	-	124	-	436	45.8%

	Comparable Portfolio (4)	234,501	21,902	1,936	35,348	18,112	77,298	33.0%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	4,475	(202)	-	1,363	-	1,161	25.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%

	Actual Portfolio	$223,969	$20,642	$1,936	$32,876	$18,112	$73,566	32.8%

	*Footnotes on page 63.

APPENDIX	Page 61

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

Q2 2011

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel

		Total	Net Income /	Other			Hotel	EBITDA

		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,981	$1,086	$449	$5,652	$2,435	$9,622	34.4%
2	Renaissance Washington DC (3)	19,267	3,575	-	1,884	1,981	7,440	38.6%
3	Renaissance Orlando at SeaWorld ® (3)	10,945	(232)	-	1,884	1,166	2,818	25.7%
4	Kahler Grand (3)	6,407	1,007	-	793	382	2,182	34.1%
5	Renaissance Harborplace (3)	11,072	437	-	2,011	1,307	3,755	33.9%
6	Renaissance Los Angeles Airport	5,172	211	-	717	-	928	17.9%
7	JW Marriott New Orleans	7,894	(212)	3	1,774	1,439	3,004	38.1%
8	Hilton North Houston (3)	4,963	(328)	-	819	483	974	19.6%
9	Marriott Quincy	6,333	546	-	1,117	-	1,663	26.3%
10	Doubletree Guest Suites Times Square (1) (3)	16,538	2,210	967	2,070	951	6,198	37.5%
11	Hilton Times Square	13,084	117	269	2,109	1,247	3,742	28.6%
12	Fairmont Newport Beach (3)	6,429	220	-	1,370	-	1,590	24.7%
13	Hyatt Chicago Magnificent Mile	7,522	335	-	1,950	-	2,285	30.4%
14	Marriott Boston Long Wharf	10,656	(491)	-	1,964	2,486	3,959	37.2%
15	Hyatt Regency Newport Beach (3)	7,644	767	-	679	-	1,446	18.9%
16	Marriott Tysons Corner	6,191	973	-	771	618	2,362	38.2%
17	Marriott Houston (3)	3,520	(232)	-	508	317	593	16.8%
18	Renaissance Long Beach	4,692	166	-	604	419	1,189	25.3%
19	Embassy Suites Chicago (3)	6,871	2,123	-	882	1,064	4,069	59.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,445	1,166	-	1,109	-	2,275	41.8%
21	Renaissance Westchester (3)	5,048	333	-	300	-	633	12.5%
22	Embassy Suites La Jolla (3)	4,502	(196)	-	913	1,159	1,876	41.7%
23	Marriott Philadelphia	4,913	665	-	457	375	1,497	30.5%
24	Kahler Inn & Suites	1,725	365	-	289	-	654	37.9%
25	Marriott Portland (3)	3,113	1,013	-	285	-	1,298	41.7%
26	Sheraton Cerritos	2,802	348	-	417	-	765	27.3%
27	Marriott Rochester (3)	2,949	548	-	520	-	1,068	36.2%
28	Marriott Park City	1,229	(689)	-	320	208	(161)	-13.1%
29	Courtyard by Marriott Los Angeles	1,991	164	-	244	-	408	20.5%
30	Residence Inn by Marriott Rochester	978	321	-	136	-	457	46.7%

	Comparable Portfolio (7)	217,876	16,316	1,688	34,548	18,037	70,589	32.4%

	Prior Ownership Results (5)
	Hilton San Diego Bayfront (1)	4,064	87	(70)	917	312	1,246	30.7%
	Hyatt Chicago Magnificent Mile	7,522	335	-	1,950	-	2,285	30.4%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,445	1,166	-	1,109	-	2,275	41.8%

	Actual Portfolio	$200,845	$14,728	$1,758	$30,572	$17,725	$64,783	32.3%

	*Footnotes on page 63.

APPENDIX	Page 62

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.1 million in management transition costs at the Renaissance Westchester; and $0.1 million in management transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA for the second quarter of 2012 is impacted by a total $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the second quarter of 2011 is impacted by a total $0.9 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $492,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Comparable Portfolio for the three months ended June 30, 2012 includes all hotels in which the Company has interests as of September 30, 2012. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and prior ownership results and the Company’s pro forma depreciation expense for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the three months ended June 30, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(7)

Comparable Portfolio for the three months ended June 30, 2011 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 63

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

Q3 2012

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$30,735	$3,305	$450	$5,688	$2,487	$11,930	38.8%
2	Renaissance Washington DC	10,717	(3,110)	-	1,992	1,945	827	7.7%
3	Renaissance Orlando at SeaWorld ®	11,320	(1,084)	-	1,869	1,145	1,930	17.0%
4	Kahler Grand	6,009	648	-	850	374	1,872	31.2%
5	Renaissance Harborplace (3)	9,785	(186)	-	1,893	1,289	2,996	30.6%
6	Renaissance Los Angeles Airport	5,636	166	-	726	-	892	15.8%
7	JW Marriott New Orleans	5,825	(1,846)	1	1,821	626	602	10.3%
8	Hilton North Houston	5,469	(514)	-	962	480	928	17.0%
9	Marriott Quincy	6,559	724	-	1,136	-	1,860	28.4%
10	Doubletree Guest Suites Times Square (1)	17,134	641	1,425	1,995	1,936	5,997	35.0%
11	Hilton Times Square	13,480	67	270	2,324	1,253	3,914	29.0%
12	Fairmont Newport Beach	7,148	235	-	1,292	-	1,527	21.4%
13	Hyatt Chicago Magnificent Mile	7,593	(663)	32	2,559	-	1,928	25.4%
14	Marriott Boston Long Wharf	13,043	820	-	2,085	2,514	5,419	41.5%
15	Hyatt Regency Newport Beach	8,774	1,309	-	637	-	1,946	22.2%
16	Marriott Tysons Corner	4,633	(23)	-	807	605	1,389	30.0%
17	Marriott Houston	3,713	(227)	-	606	310	689	18.6%
18	Renaissance Long Beach	4,308	239	-	584	-	823	19.1%
19	Embassy Suites Chicago	7,165	1,178	-	872	1,049	3,099	43.3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,934	1,503	-	1,121	-	2,624	44.2%
21	Renaissance Westchester	4,563	(64)	-	359	-	295	6.5%
22	Embassy Suites La Jolla	5,462	408	-	908	1,143	2,459	45.0%
23	Marriott Philadelphia	3,753	(191)	-	483	368	660	17.6%
24	Kahler Inn & Suites	2,023	438	-	351	-	789	39.0%
25	Marriott Portland	4,137	1,660	-	290	-	1,950	47.1%
26	Sheraton Cerritos	2,748	226	-	406	-	632	23.0%
27	Marriott Rochester	3,645	811	-	568	-	1,379	37.8%
28	Marriott Park City	1,897	(326)	-	355	204	233	12.3%
29	Courtyard by Marriott Los Angeles	2,830	654	-	310	-	964	34.1%
30	Residence Inn by Marriott Rochester	917	308	-	119	-	427	46.6%

	Comparable Portfolio (4)	216,955	7,106	2,178	35,968	17,728	62,980	29.0%

	Prior Ownership Results (5)
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	913	367	-	-	-	367	40.2%

	Actual Portfolio	$216,042	$6,739	$2,178	$35,968	$17,728	$62,613	29.0%

	*Footnotes on page 66.

APPENDIX	Page 64

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

Q3 2011

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$26,733	$(126)	$450	$5,657	$2,434	$8,415	31.5%
2	Renaissance Washington DC	13,944	(1,062)	-	1,903	1,974	2,815	20.2%
3	Renaissance Orlando at SeaWorld ®	8,028	(2,725)	-	1,935	1,172	382	4.8%
4	Kahler Grand	6,262	741	-	800	384	1,925	30.7%
5	Renaissance Harborplace	9,350	(860)	-	2,014	1,330	2,484	26.6%
6	Renaissance Los Angeles Airport	5,329	209	-	724	-	933	17.5%
7	JW Marriott New Orleans	5,413	(2,767)	(1)	1,778	1,667	677	12.5%
8	Hilton North Houston	3,819	(843)	-	888	487	532	13.9%
9	Marriott Quincy	6,676	575	-	1,183	-	1,758	26.3%
10	Doubletree Guest Suites Times Square (1)	17,485	2,218	1,004	2,071	948	6,241	35.7%
11	Hilton Times Square	13,676	370	269	2,154	1,258	4,051	29.6%
12	Fairmont Newport Beach	6,360	(172)	-	1,360	-	1,188	18.7%
13	Hyatt Chicago Magnificent Mile	6,908	283	-	1,950	-	2,233	32.3%
14	Marriott Boston Long Wharf	10,973	(635)	-	2,015	2,514	3,894	35.5%
15	Hyatt Regency Newport Beach	8,996	1,314	-	658	-	1,972	21.9%
16	Marriott Tysons Corner	4,773	(154)	-	800	620	1,266	26.5%
17	Marriott Houston	3,012	(280)	-	556	319	595	19.8%
18	Renaissance Long Beach	4,275	(111)	-	607	421	917	21.5%
19	Embassy Suites Chicago	6,744	830	-	865	1,068	2,763	41.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,254	990	-	1,110	-	2,100	40.0%
21	Renaissance Westchester	4,383	127	-	343	-	470	10.7%
22	Embassy Suites La Jolla	5,392	347	-	895	1,156	2,398	44.5%
23	Marriott Philadelphia	3,972	(145)	-	460	377	692	17.4%
24	Kahler Inn & Suites	1,931	401	-	331	-	732	37.9%
25	Marriott Portland	3,643	1,342	-	287	-	1,629	44.7%
26	Sheraton Cerritos	2,746	193	-	422	-	615	22.4%
27	Marriott Rochester	3,409	712	-	548	-	1,260	37.0%
28	Marriott Park City	1,838	(348)	-	325	209	186	10.1%
29	Courtyard by Marriott Los Angeles	2,561	509	-	299	-	808	31.6%
30	Residence Inn by Marriott Rochester	923	283	-	126	-	409	44.3%

	Comparable Portfolio (7)	204,808	1,216	1,722	35,064	18,338	56,340	27.5%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	6,908	283	-	1,950	-	2,233	32.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,254	990	-	1,110	-	2,100	40.0%

	Actual Portfolio	$192,646	$(57)	$1,722	$32,004	$18,338	$52,007	27.0%

	*Footnotes on page 66.

APPENDIX	Page 65

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

(1)          Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.

(2)          Other Adjustments for the three months ended September 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; and $32,000 in management transition costs at the Hyatt Chicago Magnificent Mile.

(3)          Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace.

(4)          Comparable Portfolio for the three months ended September 30, 2012 includes all hotels in which the Company has interests as of September 30, 2012. Includes the Company’s ownership results and prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)          Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)          Other Adjustments for the three months ended September 30, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(7)          Comparable Portfolio for the three months ended September 30, 2011 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 66

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation
YTD Q3 2012

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$92,215	$6,797	$1,350	$17,045	$7,487	$32,679	35.4%
2	Renaissance Washington DC	44,517	(1,265)	-	5,872	5,858	10,465	23.5%
3	Renaissance Orlando at SeaWorld ®	40,710	2,626	-	5,776	3,431	11,833	29.1%
4	Kahler Grand (3)	17,530	1,928	-	2,499	1,122	5,549	31.7%
5	Renaissance Harborplace (3)	28,131	(2,371)	-	5,906	3,871	7,406	26.3%
6	Renaissance Los Angeles Airport	16,981	927	-	2,116	-	3,043	17.9%
7	JW Marriott New Orleans	22,904	(487)	3	5,423	1,974	6,913	30.2%
8	Hilton North Houston (3)	17,044	(596)	-	2,860	1,434	3,698	21.7%
9	Marriott Quincy	18,388	1,232	-	3,527	-	4,759	25.9%
10	Doubletree Guest Suites Times Square (1)	46,521	(994)	3,428	5,947	5,989	14,370	30.9%
11	Hilton Times Square	38,055	(1,010)	810	6,664	3,738	10,202	26.8%
12	Fairmont Newport Beach	19,558	(308)	-	3,994	-	3,686	18.8%
13	Hyatt Chicago Magnificent Mile	18,538	(3,144)	175	6,459	-	3,490	18.8%
14	Marriott Boston Long Wharf	33,381	(1,852)	-	6,291	7,486	11,925	35.7%
15	Hyatt Regency Newport Beach	23,150	2,439	-	1,949	-	4,388	19.0%
16	Marriott Tysons Corner	15,105	626	-	2,425	1,813	4,864	32.2%
17	Marriott Houston (3)	11,613	10	-	1,758	930	2,698	23.2%
18	Renaissance Long Beach	14,239	1,215	-	1,807	549	3,571	25.1%
19	Embassy Suites Chicago (3)	17,902	1,382	-	2,628	3,138	7,148	39.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	15,132	2,271	-	3,339	-	5,610	37.1%
21	Renaissance Westchester	13,900	(684)	466	1,117	-	899	6.5%
22	Embassy Suites La Jolla (3)	14,725	526	-	2,717	3,438	6,681	45.4%
23	Marriott Philadelphia	12,379	9	-	1,437	1,103	2,549	20.6%
24	Kahler Inn & Suites (3)	6,186	1,465	-	1,050	-	2,515	40.7%
25	Marriott Portland	10,312	3,396	-	878	-	4,274	41.4%
26	Sheraton Cerritos	8,643	783	-	1,254	-	2,037	23.6%
27	Marriott Rochester (3)	10,067	1,868	-	1,696	-	3,564	35.4%
28	Marriott Park City	7,737	372	-	1,076	611	2,059	26.6%
29	Courtyard by Marriott Los Angeles	8,215	1,807	-	925	-	2,732	33.3%
30	Residence Inn by Marriott Rochester	2,770	870	-	368	-	1,238	44.7%

	Comparable Portfolio (4)	646,548	19,838	6,232	106,803	53,972	186,845	28.9%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	8,288	(2,795)	-	3,313	-	518	6.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	10,111	1,135	-	2,218	-	3,353	33.2%

	Actual Portfolio	$628,149	$21,498	$6,232	$101,272	$53,972	$182,974	29.1%

	*Footnotes on page 69.

APPENDIX	Page 67

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

YTD Q3 2011

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$84,590	$3,859	$1,349	$16,177	$7,140	$28,525	33.7%
2	Renaissance Washington DC (3)	49,415	3,254	-	5,628	5,942	14,824	30.0%
3	Renaissance Orlando at SeaWorld ® (3)	34,057	(551)	-	5,657	3,497	8,603	25.3%
4	Kahler Grand (3)	18,162	2,036	-	2,331	1,146	5,513	30.4%
5	Renaissance Harborplace (3)	27,961	(2,812)	-	6,028	4,007	7,223	25.8%
6	Renaissance Los Angeles Airport	15,794	464	-	2,150	-	2,614	16.6%
7	JW Marriott New Orleans	20,536	(2,353)	3	4,700	3,679	6,029	29.4%
8	Hilton North Houston (3)	14,100	(1,494)	-	2,523	1,449	2,478	17.6%
9	Marriott Quincy	17,084	264	-	3,405	-	3,669	21.5%
10	Doubletree Guest Suites Times Square (1) (3)	45,471	1,846	3,016	6,180	2,922	13,964	30.7%
11	Hilton Times Square	36,164	(2,091)	890	6,596	3,743	9,138	25.3%
12	Fairmont Newport Beach (3)	18,843	(512)	-	4,108	-	3,596	19.1%
13	Hyatt Chicago Magnificent Mile	17,752	(2,148)	-	5,850	-	3,702	20.9%
14	Marriott Boston Long Wharf	28,151	(4,750)	-	5,939	7,459	8,648	30.7%
15	Hyatt Regency Newport Beach (3)	22,875	2,448	-	2,017	-	4,465	19.5%
16	Marriott Tysons Corner	15,289	579	-	2,258	1,853	4,690	30.7%
17	Marriott Houston (3)	9,437	(991)	-	1,488	951	1,448	15.3%
18	Renaissance Long Beach	13,816	330	-	1,811	1,256	3,397	24.6%
19	Embassy Suites Chicago (3)	17,046	948	-	2,565	3,185	6,698	39.3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	13,409	1,316	-	3,328	-	4,644	34.6%
21	Renaissance Westchester (3)	12,837	93	-	937	-	1,030	8.0%
22	Embassy Suites La Jolla (3)	14,088	(345)	-	2,762	3,472	5,889	41.8%
23	Marriott Philadelphia	12,469	185	-	1,365	1,126	2,676	21.5%
24	Kahler Inn & Suites	5,449	1,222	-	848	-	2,070	38.0%
25	Marriott Portland (3)	9,167	2,697	-	854	-	3,551	38.7%
26	Sheraton Cerritos	7,648	399	-	1,214	-	1,613	21.1%
27	Marriott Rochester (3)	8,792	1,331	-	1,552	-	2,883	32.8%
28	Marriott Park City	7,552	371	-	938	624	1,933	25.6%
29	Courtyard by Marriott Los Angeles	6,583	1,002	-	717	-	1,719	26.1%
30	Residence Inn by Marriott Rochester	2,865	887	-	401	-	1,288	45.0%

	Comparable Portfolio (7)	607,402	7,484	5,258	102,327	53,451	168,520	27.7%

	Prior Ownership Results (5)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	33,939	2,986	380	5,785	2,583	11,734	34.6%
	Hyatt Chicago Magnificent Mile	17,752	(2,148)	-	5,850	-	3,702	20.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	13,409	1,316	-	3,328	-	4,644	34.6%

	Actual Portfolio	$537,465	$5,614	$4,732	$86,841	$50,443	$147,630	27.5%

	*Footnotes on page 69.

APPENDIX	Page 68

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the nine months ended September 30, 2012 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $2.1 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; $0.5 million in management transition costs at the Renaissance Westchester; and $0.2 million in management transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA for the first nine months of 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.4 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first nine months of 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Comparable Portfolio for the nine months ended September 30, 2012 includes all hotels in which the Company has interests as of September 30, 2012. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)

Other Adjustments for the nine months ended September 30, 2011 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $2.1 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $0.1 million in management company transition costs at the Hilton Times Square.

(7)

Comparable Portfolio for the nine months ended September 30, 2011 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 69

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

Q4 2011

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,554	$398	$450	$5,663	$2,455	$8,966	32.5%
2	Renaissance Washington DC	21,969	2,953	-	1,904	1,967	6,824	31.1%
3	Renaissance Orlando at SeaWorld ®	14,216	365	-	1,951	1,166	3,482	24.5%
4	Kahler Grand	5,372	383	-	807	382	1,572	29.3%
5	Renaissance Harborplace	12,621	242	-	2,015	1,320	3,577	28.3%
6	Renaissance Los Angeles Airport	6,566	311	-	735	-	1,046	15.9%
7	JW Marriott New Orleans	9,209	217	1	1,784	587	2,589	28.1%
8	Hilton North Houston	5,294	(625)	-	944	485	804	15.2%
9	Marriott Quincy	8,656	1,100	-	1,220	-	2,320	26.8%
10	Doubletree Guest Suites Times Square (1)	20,522	3,439	1,004	2,131	2,401	8,975	43.7%
11	Hilton Times Square	15,618	2,219	270	2,363	1,257	6,109	39.1%
12	Fairmont Newport Beach	5,336	(924)	-	1,351	-	427	8.0%
13	Hyatt Chicago Magnificent Mile	6,253	(259)	-	1,950	-	1,691	27.0%
14	Marriott Boston Long Wharf	13,242	(297)	-	2,148	2,513	4,364	33.0%
15	Hyatt Regency Newport Beach	6,002	30	-	657	-	687	11.4%
16	Marriott Tysons Corner	7,130	933	-	812	617	2,362	33.1%
17	Marriott Houston	3,048	(625)	-	562	316	253	8.3%
18	Renaissance Long Beach	5,467	131	-	610	418	1,159	21.2%
19	Embassy Suites Chicago	5,841	(509)	-	874	1,064	1,429	24.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,837	723	-	1,109	-	1,832	37.9%
21	Renaissance Westchester	6,127	396	-	375	-	771	12.6%
22	Embassy Suites La Jolla	4,047	(460)	-	900	1,152	1,592	39.3%
23	Marriott Philadelphia	6,030	723	-	468	375	1,566	26.0%
24	Kahler Inn & Suites	1,859	402	-	344	-	746	40.1%
25	Marriott Portland	2,983	814	-	290	-	1,104	37.0%
26	Sheraton Cerritos	2,774	331	-	425	-	756	27.3%
27	Marriott Rochester	3,083	489	-	556	-	1,045	33.9%
28	Marriott Park City	1,665	(427)	-	342	207	122	7.3%
29	Courtyard by Marriott Los Angeles	2,315	156	-	306	-	462	20.0%
30	Residence Inn by Marriott Rochester	854	253	-	126	-	379	44.4%

	Comparable Portfolio (3)	236,490	12,882	1,725	35,722	18,682	69,011	29.2%

	Prior Ownership Results (4)
	Hyatt Chicago Magnificent Mile	6,253	(259)	-	1,950	-	1,691	27.0%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,837	723	-	1,109	-	1,832	37.9%

	Actual Portfolio	$225,400	$12,418	$1,725	$32,663	$18,682	$65,488	29.1%

	*Footnotes on page 71.

APPENDIX	Page 70

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Comparable Portfolio for the three months ended December 31, 2011 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(4)

Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 71

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation
FY 2011

	Hotels sorted by number of rooms	For the Year Ended December 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$112,144	$4,257	$1,799	$21,840	$9,595	$37,491	33.4%
2	Renaissance Washington DC (3)	71,384	6,207	-	7,532	7,909	21,648	30.3%
3	Renaissance Orlando at SeaWorld ® (3)	48,273	(186)	-	7,608	4,663	12,085	25.0%
4	Kahler Grand (3)	23,534	2,419	-	3,138	1,528	7,085	30.1%
5	Renaissance Harborplace (3)	40,582	(2,570)	-	8,043	5,327	10,800	26.6%
6	Renaissance Los Angeles Airport	22,360	775	-	2,885	-	3,660	16.4%
7	JW Marriott New Orleans	29,745	(2,136)	4	6,484	4,266	8,618	29.0%
8	Hilton North Houston (3)	19,394	(2,119)	-	3,467	1,934	3,282	16.9%
9	Marriott Quincy	25,740	1,364	-	4,625	-	5,989	23.3%
10	Doubletree Guest Suites Times Square (1) (3)	65,993	5,285	4,020	8,311	5,323	22,939	34.8%
11	Hilton Times Square	51,782	128	1,160	8,959	5,000	15,247	29.4%
12	Fairmont Newport Beach (3)	24,179	(1,436)	-	5,459	-	4,023	16.6%
13	Hyatt Chicago Magnificent Mile	24,005	(2,407)	-	7,800	-	5,393	22.5%
14	Marriott Boston Long Wharf	41,393	(5,047)	-	8,087	9,972	13,012	31.4%
15	Hyatt Regency Newport Beach (3)	28,877	2,478	-	2,674	-	5,152	17.8%
16	Marriott Tysons Corner	22,419	1,512	-	3,070	2,470	7,052	31.5%
17	Marriott Houston (3)	12,485	(1,616)	-	2,050	1,267	1,701	13.6%
18	Renaissance Long Beach	19,283	461	-	2,421	1,674	4,556	23.6%
19	Embassy Suites Chicago (3)	22,887	439	-	3,439	4,249	8,127	35.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	18,246	2,039	-	4,437	-	6,476	35.5%
21	Renaissance Westchester (3)	18,964	489	-	1,312	-	1,801	9.5%
22	Embassy Suites La Jolla (3)	18,135	(805)	-	3,662	4,624	7,481	41.3%
23	Marriott Philadelphia	18,499	908	-	1,833	1,501	4,242	22.9%
24	Kahler Inn & Suites	7,308	1,624	-	1,192	-	2,816	38.5%
25	Marriott Portland (3)	12,150	3,511	-	1,144	-	4,655	38.3%
26	Sheraton Cerritos	10,422	730	-	1,639	-	2,369	22.7%
27	Marriott Rochester (3)	11,875	1,820	-	2,108	-	3,928	33.1%
28	Marriott Park City	9,217	(56)	-	1,280	831	2,055	22.3%
29	Courtyard by Marriott Los Angeles	8,898	1,158	-	1,023	-	2,181	24.5%
30	Residence Inn by Marriott Rochester	3,719	1,140	-	527	-	1,667	44.8%

	Comparable Portfolio (4)	843,892	20,366	6,983	138,049	72,133	237,531	28.1%

	Prior Ownership Results (5)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	33,939	2,986	380	5,785	2,583	11,734	34.6%
	Hyatt Chicago Magnificent Mile	24,005	(2,407)	-	7,800	-	5,393	22.5%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	18,246	2,039	-	4,437	-	6,476	35.5%

	Actual Portfolio	$762,865	$18,032	$6,457	$119,504	$69,125	$213,118	27.9%

	*Footnotes on page 73.

APPENDIX	Page 72

Supplemental Financial Information – Unaudited November 1, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2011 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, and JW Marriott New Orleans; a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $0.1 million in management company transition costs at the Hilton Times Square.

(3)

Hotel EBITDA for the year ended December 31, 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Comparable Portfolio for the year ended December 31, 2011 includes all hotels in which the Company has interests as of September 30, 2012. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

APPENDIX	Page 73

Supplemental Financial Information – Unaudited November 1, 2012

2013 Marriott Accounting Conversion

Currently, the Company’s 10 Marriott-managed hotels report information to the Company on a 13-period basis. Beginning in 2013, Marriott plans to convert its accounting to a standard 12-month calendar. The following details the approximate adjustments that would be required to convert the Company’s 2011 Comparable Portfolio Total Revenue as reported to a standard 12-month calendar (in thousands):

	Q1		Q2		Q3		Q4		Full Year
Total Revenue as reported (1)	$184,718	21.9%	$217,876	25.8%	$204,808	24.3%	$236,490	28.0%	$843,892	100%
Marriott-managed adjustment (2)	4,125		5,550		6,306		(15,245)		736
Total Revenue as adjusted	$188,843	22.3%	$223,426	26.5%	$211,114	25.0%	$221,245	26.2%	$844,628	100%

(1)	Includes the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio held for investment by the Company as of September 30, 2012.
(2)

Includes the adjustments needed to convert the Company’s 2011 Total Revenue as reported for its pro forma 30 hotel portfolio from a 13-period basis to a standard 12-month calendar basis. Due to the fact that Marriott’s 2011 fiscal year ended on December 30, 2011, the conversion to a standard 12-month calendar basis adds $0.7 million in total revenue to move the day of December 31, 2011 from the 2012 fiscal year back to the 2011 calendar year.

APPENDIX	Page 74